                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                       TERAFORCE TECHNOLOGY CORPORATION
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                        TERAFORCE TECHNOLOGY CORPORATION

To the Stockholders of TeraForce Technology Corporation:

    The Company's Annual Meeting of Stockholders for 2001 has been called for 12:00 noon on Friday, June 15, 2001, at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, Texas 75081.

    You are requested to participate by proxy or in person by voting on the matters presented for action at the meeting as described in the attached Notice of Annual Meeting and Proxy Statement. The Company's business strategy and progress will be reviewed at the meeting. Directors and officers will be participating and available to respond to stockholder inquiries.

    The Company's Annual Report for the year ended December 31, 2000, is enclosed as filed on Form 10-K with the Securities and Exchange Commission. The report includes an overview of the Company's business; descriptions of its products, technologies, and services; an outline of risk factors; and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Such presentations are intended to cover changes in the Company's business strategy and operations that are expected to underlie the Company's prospects for growth and value.

    We cordially invite you to attend the meeting. Your support is important and we encourage you to vote "yes" on the agenda items. Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

    Thank you for your time and consideration to respond to our request.

                                          Sincerely,

                                          /s/ Herman M. Frietsch

                                          Herman M. Frietsch

                                          Chairman and Chief Executive Officer

                                          On Behalf of the Board of Directors

                                          and Management of the Company

Enclosures
April 30, 2001

                        TERAFORCE TECHNOLOGY CORPORATION
                                 NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 2001

To the Stockholders of TeraForce Technology Corporation.

    We hereby give you notice that the 2001 Annual Meeting of Stockholders (the "Meeting") of TeraForce Technology Corporation (the "Company") will be held on Friday, June 15, 2001, at 12:00 p.m. (Central Daylight Time) at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, Texas 75081 for the purpose of considering and voting upon the following matters:

    1.  To elect one (1) director of the Company;

    2. To consider and vote upon a proposal to increase the number of shares reserved for issuance under the Company's Amended and Restated Stock Incentive Plan;

    3. To consider and vote upon a proposal to approve and ratify a stock option plan for the Company's wholly-owned subsidiary Aegean Networks, Incorporated;

    4. To consider and vote upon a proposal to approve and ratify a stock option plan for the Company's wholly-owned subsidiary Centauri NetSystems Corporation;

    5. To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as independent certified public accountants of the Company for 2001; and

    6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Your Board of Directors recommends that you vote "FOR" the nominee to the Board and the other proposals set before you. We have fixed the close of business on April 23, 2001 as the record date for the Meeting, and only holders of common stock of record at such time will be entitled to vote at the Meeting or any adjournment thereof.

    Whether or not you plan to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. No postage need be affixed if the proxy is mailed in the United States. If you attend the Meeting, you may vote in person even if you have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [/S/ ROBERT P. CAPPS]
                                          Robert P. Capps
                                          Secretary

Richardson, Texas
April 30, 2001

IMPORTANT: PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF YOU USE THE ENCLOSED ENVELOPE ADDRESSED TO THE COMPANY.

                        TERAFORCE TECHNOLOGY CORPORATION
                            1240 EAST CAMPBELL ROAD
                            RICHARDSON, TEXAS 75081
                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 2001

    This Proxy Statement accompanies the Notice (the "Notice") of the Annual Meeting of Stockholders of TeraForce Technology Corporation (the "Company") and is furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") and at any and all adjournments of such Meeting. The Meeting is to be held on June 15, 2001, at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, Texas 75081.

    The Company's Annual Report for the year ended December 31, 2000 is being mailed to stockholders with the mailing of the Notice of Meeting and Proxy Statement. The Notice of Meeting, this Proxy Statement, the Annual Report, and the enclosed proxy are being first mailed to stockholders on or about April 30, 2001.

    At the Meeting, holders of the Company's common stock will vote upon the proposals set forth in this Proxy Statement. We have presented the following questions and answers section to provide you answers to commonly asked questions.

                    QUESTIONS AND ANSWERS ABOUT THE MEETING

    Q: WHEN AND WHERE IS THE MEETING?

    A: The Annual Meeting will take place on Friday, June 15, 2001, at
12:00 p.m. (Central Daylight Time) at the Omni Richardson Hotel located at 701 East Campbell Road, Richardson, Texas 75081.

    Q: WHAT WILL BE VOTED ON AT THE MEETING?

    A: There will be a vote upon the following matters: (1) the election of management's nominee to the Board of Directors; (2) an amendment to the Company's Amended and Restated Stock Incentive Plan to increase the number of shares reserved for issuance under the plan; (3) the approval and ratification of the Aegean Networks, Incorporated 2001 Stock Option Plan; (4) the approval and ratification of the Centauri NetSystems Corporation 2001 Stock Option Plan; and (5) the ratification of the appointment of Grant Thornton LLP as the independent certified public accountants of the Company.

    Q: WHO CAN VOTE AT THE MEETING?

    A: Only stockholders of record as of the close of business on April 23, 2001 (the "Record Date") will be entitled to vote at the Meeting and any adjournment or postponement thereof. As of the Record Date, there were 85,698,376 shares of the Company's common stock issued and outstanding which are entitled to vote. Each such share is entitled to one vote.

    Q: HOW DO I VOTE?

    A: If you hold your shares as a stockholder of record, you can vote by proxy or in person at the Meeting. To vote by proxy you should mark, date, sign and mail the enclosed proxy card in the enclosed prepaid envelope. The proxies identified on the back of the proxy card will vote the shares of which you are a stockholder of record in accordance with your instructions. Giving a proxy will not affect your right to vote in person--by voting in person you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of the Company written notice of your revocation or by submitting a later-dated proxy. If you execute, date and return your proxy, but do not mark your voting preference, the shares represented by proxy will be voted as recommended by the Board of Directors. Thus, if no directions are given, the proxy will be voted FOR the proposals.

    If you are a "street name" stockholder, as for example, when your shares are in the name of your broker or nominee, you will receive instructions from your bank, broker, or other nominee describing the procedure for how to vote your shares. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which are appropriately brought before the Meeting. Except as disclosed herein, at the date hereof, the management of the Company knows of no such amendments, variations or other matters.

    Q: HOW MANY VOTES CAN I CAST?

    A: Each stockholder of record as of the Record Date is entitled to one vote at the Meeting for each share of common stock held.

    Q: WHAT CONSTITUTES QUORUM AND HOW DOES IT AFFECT VOTING ON THE PROPOSALS?

    A: Voting can take place at the Meeting only if stockholders owning a majority of the voting power of the common stock (that is a majority of the total number of votes entitled to be cast) outstanding as of the Record Date are present in person or by proxy. If you submit a valid proxy card or attend the Meeting, your shares will be counted to determine whether there is a quorum. Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the Meeting to proceed.

    Q: WHAT IS A BROKER NON-VOTE?

    A: A broker non-vote results from a situation in which a broker or bank holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares.

    Q: HOW CAN I VOTE?

    A: In completing the proxy, shares may be voted as "FOR" or "WITHHOLD AUTHORITY" with respect to the election of the director and "FOR", "AGAINST" or "ABSTAIN" with respect to the other proposals. Shares voted accordingly are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote ("Voted Shares").

    Q: HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

    A: Under Delaware law, we believe that abstentions should be counted for purposes of determining both (1) the presence of a quorum for the transaction of business and (2) the total number of Voted Shares with respect to a proposal (other than the election of directors). In the absence of a clearly defined precedent from the Delaware courts, we intend to treat abstentions in this manner. Therefore, proxy proposals marked as "ABSTAIN" will have the same effect as a vote against a proposal.

    Likewise, under Delaware law we believe that broker non-votes should be counted for purposes of constituting a quorum; however, they should not be counted for purposes of determining the number of Voted Shares with respect to the proposals.

    Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

    A: The director shall be elected by a plurality of votes on that particular matter. In order to ratify and approve the other proposals, a majority of the Voted Shares is required.

    Q: WHAT IS THE EFFECT OF VOTING IN FAVOR OF THE PROPOSALS?

    A: Each properly executed proxy received at or before the Meeting on June 15, 2001, or any adjournments thereof, will be voted at the Meeting as specified in the properly executed proxy. A proxy may be revoked at any time prior to its exercise by delivering written notice of its revocation to the Secretary of the Company, by a later dated proxy or by attending the Meeting and voting in person.

    A vote "FOR" the various proposals would have the effect of: (1) electing Robert E. Garrison II to the Board of Directors for a term expiring at the 2004 annual meeting; (2) increasing the number of shares available for issuance under the Company's Amended and Restated Stock Incentive Plan from 8 million to
9.5 million; (3) approving and ratifying a stock plan for the Company's wholly-owned subsidiary Aegean Networks, Incorporated; (4) approving and ratifying a stock plan for the Company's wholly-owned subsidiary Centauri NetSystems Corporation; and (5) ratifying the appointment of Grant Thornton LLP as the Company's independent certified public accountants.

    Q: WILL ANY OTHER MATTERS BE VOTED ON AT THE MEETING?

    A: Any other business that properly comes before the Meeting or any adjournment or postponement of the Meeting may also be voted on. However, we are currently not aware of any other business.

    Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?

    A: It means your shares are registered differently or are held in more than one account. Please provide voting instructions for each proxy card that you receive in the space provided on each proxy card.

    Q: HOW CAN I VOTE SHARES HELD IN MY BROKER'S NAME?

    A: As previously indicated, if your broker holds your shares in its name (or in what is commonly called "street name"), you will receive instructions from your broker describing how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

    Q: CAN I VOTE SHARES AT THE MEETING THAT ARE HELD BY A BROKER AS NOMINEE?

    A: If you would like to attend the Meeting and your shares are held by a broker, bank or other nominee, in order to vote your shares at the Meeting, you must obtain from each nominee a proxy issued in your name. Also, please bring to the Meeting a recent brokerage statement or letter from the nominee confirming the beneficial ownership of the shares of common stock. You must also bring a form of personal identification.

    Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

    A: The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the proposals to be submitted at the upcoming Annual Meeting.

    Q: WHO IS SOLICITING MY PROXY?

    A: We, the Board of Directors of the Company, are sending you this proxy statement. We have elected to retain the services of Regan & Associates, Inc. for the purpose of soliciting proxies to be voted at the Meeting at an estimated cost of $12,000, plus out-of-pocket expenses. In addition, certain directors, officers and employees of the Company also may solicit proxies on our behalf by mail, phone, and fax or in person.

    Q: WHO IS PAYING FOR THIS SOLICITATION?

    A: The Company will pay for the solicitation of proxies. We will also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of our common stock.

    Q: WHO WILL COUNT THE VOTE?

    A: American Stock Transfer and Trust Company, New York, who serves as the Company's transfer agent, will count the vote. The inspector of the election will be appointed by the Company.

    Q: WHO CAN HELP ANSWER ANY QUESTIONS I HAVE?

    A: If you have any questions about the proposals, please contact Regan & Associates at (212) 587-3005 or Robert P. Capps, Corporate Secretary, at
(469) 330-4960.

    PLEASE READ THE ENTIRE PROXY STATEMENT BEFORE DECIDING HOW TO VOTE. THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE AND WITH RESPECT TO OTHER MATTERS WHICH ARE APPROPRIATELY BROUGHT BEFORE THE MEETING. EXCEPT AS DISCLOSED HEREIN, AT THE DATE HEREOF, THE MANAGEMENT OF THE COMPANY KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS.

    The Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April 30, 2001. Only holders of the Company's common stock of record at the close of business on April 23, 2001, will be entitled to receive notice of and to vote at the Meeting.

                        PROPOSAL 1: ELECTION OF DIRECTOR

    Our Board of Directors currently has five director seats, one of which is currently vacant. Pursuant to an agreement with The Coastal Corporation Second Pension Trust ("Coastal"), so long as Coastal owns at least ten percent (10%) of the common stock we have agreed to appoint a person nominated by Coastal upon prior notice to fill the vacancy, to serve until December 17, 2001. Our Board of Directors is grouped into three classes. In accordance with our Restated By-Laws and Amended and Restated Certificate of Incorporation, the directors are elected for staggered three-year terms. One of three classes is elected each year to succeed the directors whose terms are expiring. At this Meeting, the term of one of the director seats, that of Robert E. Garrison II, expires. The director nominated for election at this Meeting would hold office for a three-year term expiring in 2004. Other directors are not up for election this year and will continue in office for the remainder of their terms.

    The Company, and its predecessor, Intelect Communications Systems Limited, a company organized under the laws of Bermuda ("Intelect (Bermuda)") in December 1997 engaged in a restructuring transaction, the principal effect of which was to make the Company, a Delaware corporation, the publicly traded surviving corporation. As a result of this transaction, there is some continuity in the Board of Directors of the Company and Intelect (Bermuda). Accordingly, for the periods prior to December 1997, references herein to service to the "Company" refer to service with Intelect (Bermuda).

NOMINEES FOR ELECTION

DIRECTOR NOMINATED THIS YEAR FOR TERM TO EXPIRE IN 2004.

    ROBERT E. GARRISON II, 59, is President and Chief Executive Officer of Pinnacle Global Group, Inc. a publicly traded financial services company, since January 1999. Mr. Garrison previously served as Executive Vice President of Investment Banking with Harris, Webb & Garrison, Inc. a regional investment banking and brokerage firm, from February 1994 to January 1999, and Chairman and Chief Executive Officer of Pinnacle Management & Trust Company, a state chartered independent trust company, from June 1994 to January 1999, at which time Harris Webb & Garrison, Inc. and Pinnacle Management & Trust Company became part of Pinnacle Global Group, Inc. From October 1992 to February 1994,
Mr. Garrison served as Chief Executive Officer of Health Care Capital
Group, Inc., a regional investment bank focusing on the health care industry. From 1991 until October 1992, Mr. Garrison served as Chairman and Chief Executive Officer of Med Center Bank & Trust Company, an independent bank located in Houston, Texas. Mr. Garrison serves on the Board of Directors of Pinnacle Global Group, Inc. Mr. Garrison has been a director of the Company since July 1997 and serves as Chairman of the Audit Committee and as a member of the Stock Option Committee.

    The Board of Directors recommends a vote FOR this nominee, and unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of this nominee. Proxies may not be voted for a greater number of persons than the nominee named. Although the Board of Directors of the Company does not contemplate that the nominee will be unable to serve, if such a situation exists prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

OTHER DIRECTORS

DIRECTOR UP FOR ELECTION IN 2002.

    ANTON VON LIECHTENSTEIN, 60, is a private investor and has been so for the past five years. Mr. von Liechtenstein has been a director of the Company since 1980 and was its first Managing Director. He is Chairman of the Stock Option Committee and serves as a member of the Audit Committee.

DIRECTORS UP FOR ELECTION IN 2003.

    HERMAN M. FRIETSCH, 61, has served as a director since 1988, Chairman of the Board of the Company since 1989, and its Chief Executive Officer since
February 1997. He was Executive Chairman from October 1995 to February 1997.
Mr. Frietsch also serves as Chairman of the Compensation Committee.

    DAVID H. YEDWAB, 54, is Executive Vice President of the Eastern Management Group, a management-consulting firm, since 1987. Mr. Yedwab has been a director of the Company since July 2000 and serves as a member of both the Audit Committee and the Compensation Committee. Mr. Yedwab was appointed by the Board of Directors in July 2000 to fill a vacancy on the Board.

    For information relating to common stock owned by each of the directors see "Security Ownership of Certain Beneficial Owners and Management."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of April 23, 2001 unless otherwise noted, with respect to the beneficial ownership of the Company's common stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding common stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below; and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information included below is based upon the Company's stock transfer records as maintained by the Company's stock transfer agent.

    The number of shares of common stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days after April 23, 2001 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute admission of beneficial ownership of those shares.

                                                             AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP   PERCENT OF CLASS
------------------------------------                         --------------------   ----------------
Herman M. Frietsch.........................................        1,297,659(1)            1.50%
Robert P. Capps............................................           78,332(2)               *
R. Eugene Helms............................................          186,665(3)               *
Willard F. Barnett.........................................          104,998(4)               *
John C. Radford............................................           76,666(5)               *
Robert E. Garrison II......................................          447,413(6)               *
Anton von Liechtenstein....................................          613,382(7)               *
David H. Yedwab............................................          150,000(2)               *
The Coastal Corporation Second Pension Trust(8)............       15,219,243(9)           16.50%
SJMB, L.P.(10).............................................        9,757,381(11)          10.22%
All Directors and Executive Officers as a group (8
  persons).................................................        2,955,115(12)           3.33%

------------------------

(1) Includes 656,664 shares issuable upon exercise of options, which are currently exercisable or become exercisable by June 22, 2001. Includes 138,995 shares, which assume the conversion at a price of $1.00 per dollar of outstanding principal, and interest of a loan made by Mr. Frietsch to the Company in December of 1997. Includes 6,000 shares owned beneficially by Mr. Frietsch's spouse as to which he disclaims beneficial ownership.

(2) Represents shares issuable upon exercise of options, which are currently exercisable or become exercisable by June 22, 2001.

(3) Includes 161,665 shares issuable upon exercise of options, which are currently exercisable or become exercisable by June 22, 2001.

(4) Represents shares issuable upon exercise of options, which are currently exercisable or become exercisable by June 22, 2001. Does not include shares of common stock which may be issued to Mr. Barnett in connection with his separation from the Company.

(5) Represents shares issuable upon exercise of options, which are currently exercisable or become exercisable by June 22, 2001. The exercise period for these options terminates on September 28, 2001.

(6) Includes 375,000 shares issuable upon exercise of options, which are currently exercisable or become exercisable by June 22, 2001.

(7) Includes 325,000 shares issuable upon exercise of options, which are currently exercisable or become exercisable by June 22, 2001.

(8) The principal address of The Coastal Corporation Second Pension Trust is Nine Greenway Plaza, Houston, Texas 77046.

(9) Based solely on information supplied to the Company as of December 13, 2000, by Coastal. Includes 6,517,308 shares issuable upon exercise of currently exercisable warrants.

(10) The general partner of SJMB, L.P. is SJMB, L.L.C. The directors of SJMB, L.L.C. are Charles E. Underbrink and John L. Thompson. The principal address of SJMB, L.P. is 777 Post Oak Boulevard, Suite 950, Houston, Texas 77056.

(11) Represents 9,757,381 shares issuable upon exercise of currently exercisable warrants, including 950,076 issuable shares which SJMB, L.P. has previously disclaimed beneficial ownership in a Schedule 13D filed with the Securities and Exchange Commission on January 11, 2001. Does not include 2,142,619 shares upon currently exercisable warrants beneficially owned by St. James Capital Partners, L.P.

(12) Includes 1,928,325 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 22, 2001. Includes 138,995 shares issuable upon conversion of convertible debt.

*   Represents less than 1%

                      EXECUTIVE OFFICERS OF THE REGISTRANT

    Information regarding the Company's executive officers is set forth below. The executive officers of the Company are elected by the Board of Directors.

NAME                               AGE              OFFICE AND EMPLOYMENT DURING LAST FIVE YEARS
----                             --------           --------------------------------------------
Herman M. Frietsch.............     61      Chairman of the Board since 1989, Chief Executive Officer
                                            since February 1997, Director since 1988, Executive Chairman from October 1995 to February 1997.

Robert P. Capps................     47      Executive Vice President, Chief Financial Officer, Treasurer
                                            and Secretary of the Company since August 1999; Executive
                                            Vice President and Chief Financial Officer of Dynamex, Inc.
                                            from 1996 until 1999; Executive Vice President and Chief
                                            Financial Officer of Hadson Corporation from 1986 until
                                            1996.

R. Eugene Helms................     50      Executive Vice President, and Corporate Development Officer
                                            of the Company, Vice President and Chief Technology Officer
                                            since June 1996; President and Chief Executive Officer of
                                            DNA Enterprises, Inc. (a subsidiary of the Company) from
                                            April 1996 to September 1999; President and Owner of
                                            TeleSolutions Inc., a consulting firm, from January 1990 to
                                            1996; Vice President, Engineering of Mizar, Inc., a DSP
                                            products manufacturer, from March 1994 to October 1995.

Willard F. Barnett.............     52      Resigned from all positions held with the Company and its
                                            subsidiaries effective April 27, 2001; previously served as
                                            Vice President of the Company since April 2000; President of
                                            Intelect Network Technologies Company (a subsidiary of the
                                            Company) since March 1999; Vice President Sales and
                                            Marketing of Intelect Network Technologies Company since
                                            1995.

John C. Radford................     43      Resigned from all positions held with the Company and its
                                            subsidiaries effective February 9, 2001; previously served as Vice President of the Company since April 2000, President of DNA Enterprises, Inc. since September 1999, and Senior
                                            Vice President of DNA Enterprises, Inc. since 1993.

                          BOARD AND COMMITTEE MEETINGS

    The business of the Company is managed under the direction of the Board of Directors, which is comprised of three classes, which are elected for staggered three-year terms. Directors serve for the remainder of their respective terms or until their successors are elected. The Board meets regularly to review Company related activities, transactions, developments, and to act on matters requiring Board approval. It also holds special meetings and acts by written consent as may be necessary. The Board of Directors of the Company held 13 meetings during 2000. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors during the period for which he was a director and the total number of meetings held by all committees of the Board of Directors on which the director served during the period he served.

    The Company's Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Stock Option Committee.

    The Audit Committee approves the scope of the annual audit and makes recommendations to the Board of Directors concerning the selection of the Company's independent auditors. The Audit

Committee also advises the Board of Directors concerning the Company's internal accounting controls, factors that may affect the quality and integrity of the Company's financial reports, compliance by the Company's management and employees with Company policies, and other matters. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors and the financial management of the Company. The independent auditors for the Company are ultimately accountable to the Board of Directors and the Audit Committee, who have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The members of the Audit Committee are Messrs. Garrison, Liechtenstein and Yedwab. The Audit Committee met two times during 2000. See "Audit Committee Report" below.

    The Compensation Committee determines policy and reviews activity concerning the compensation of the Company's executive management and the Company's employees generally. The members of the Compensation Committee are Messrs. Frietsch and Yedwab. The Compensation Committee met four times during 2000. See "Compensation Committee Report on Executive Compensation" below.

    The Stock Option Committee determines policies and procedures for implementing and administering the Company's stock option plans. The members of the committee are Messrs. Garrison and Liechtenstein. Meetings of the Stock Option Committee generally are adjunct to meetings of the Board. The Stock Option Committee met four times during 2000.

    The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    Currently, employee directors receive no cash compensation for their services as directors, however, each non-employee, outside director is entitled to receive a cash fee of $1,000 per month for service as a director, and members of the Audit, Compensation, and the Stock Option Committees each are entitled to receive a cash fee of up to $1,000 per month for service on each committee. At the election of each director at the beginning of each year, all fees are payable, in cash or in common stock pursuant to the Directors' Stock Plan. Directors can elect to defer receipt of the stock issued in payment of such fees to a future fiscal year. With respect to fiscal year 2000, all members of the Board elected to receive their fee in cash. Directors also may receive grants of stock options in the discretion of the Board.

    For a discussion of certain transactions between the Company and certain directors and their affiliates, see "Certain Transactions."

COMPENSATION OF EXECUTIVE OFFICERS

    SUMMARY COMPENSATION TABLE

    The following table summarizes annual and long-term compensation for each of the last three fiscal years to Herman M. Frietsch, Chief Executive Officer of the Company, and the other four most highly compensated executive officers of the Company who were serving at the end of the last completed fiscal year and who received more than $100,000 in salary and bonus during the last fiscal year ended December 31, 2000 (the Chief Executive Officer and such other executive officers are hereinafter referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                      ANNUAL                                -------------
                                                   COMPENSATION                              SECURITIES
                                    FISCAL    ----------------------       OTHER ANNUAL      UNDERLYING            ALL OTHER
NAME AND PRINCIPAL POSITIONS         YEAR     SALARY ($)   BONUS ($)     COMPENSATION ($)    OPTIONS (#)      COMPENSATION ($)(1)
----------------------------       --------   ----------   ---------     ----------------   -------------     -------------------
Herman M. Frietsch...............    2000      275,255          --              --             200,000               8,161
  Chairman and Chief Executive       1999      275,000          --              --             850,000(2)            7,550
  Officer of the Company             1998      250,000          --              --             660,000(3)            3,742

Robert P. Capps..................    2000      150,278      10,000              --             165,000               2,624
  Executive Vice President, Chief    1999       63,210      20,000              --             270,000                 687
  Financial Officer, Treasurer
  and Secretary of the Company

R. Eugene Helms..................    2000      210,000          --              --             165,000              14,029
  Executive Vice President and       1999      210,000      93,642(4)           --             410,000(5)           12,440
  Corporate Development Officer      1998      210,000      50,000(4)           --             350,000               4,000
  of the Company

Willard F. Barnett...............    2000      220,690      52,111              --              50,000              10,973
  Former President of Intelect       1999      186,983       2,328              --             190,000(6)            8,671
  Network Technologies Company (a
  subsidiary of the Company)

John C. Radford..................    2000      190,000          --              --              50,000              13,538
  Former President of DNA            1999      164,923      40,000              --             150,000              11,554
  Enterprises, Inc. (a subsidiary
  of the Company)

------------------------------

(1) Consists of matching contributions to 401(k) defined contribution plan and insurance premiums for life, health and dental insurance.

(2) Includes 500,000 shares underlying options granted in replacement of, and upon surrender of, an equal number of options previously granted, due to option exchange and repricing transactions in January and October of 1999.

(3) These options were surrendered and replaced in repricing transactions in 1998 and 1999.

(4) Bonus amounts attributable and accrued for such years but paid in 2000.

(5) Includes 325,000 shares underlying options granted in replacement of, and upon surrender of, an equal number of options previously granted, due to option exchange and repricing transactions in October of 1999.

(6) 50,000 of these options were surrendered and replaced in a repricing transaction in 1998.

(7) Includes options, which were surrendered and replaced in a repricing transaction in 1998.

    The following table sets forth stock options granted in 2000 to each of the Named Executive Officers. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten-year terms at assumed compound annual rates of stock price appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's common stock as the options are vested and exercisable.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF
                                         NUMBER OF      % OF TOTAL                                 STOCK PRICE
                                        SECURITIES       OPTIONS/                               APPRECIATION FOR
                                        UNDERLYING      GRANTED TO   EXERCISE                    OPTION TERMS(1)
                                          OPTIONS       EMPLOYEES      PRICE     EXPIRATION   ---------------------
NAME AND PRINCIPAL POSITIONS            GRANTED (#)      IN 2000     ($/SHARE)      DATE       5% ($)      10% ($)
----------------------------            -----------     ----------   ---------   ----------   ---------   ---------
Herman M. Frietsch....................    100,000(2)      4.07%        1.063      11/03/10     173,151     275,715
                                          100,000(3)      4.07%        1.063      11/03/10     173,151     275,715

Robert P. Capps.......................     65,000(4)      2.64%        3.156      04/24/10     334,151     532,000
                                          100,000(2)      4.07%        1.063      11/03/10     173,151     275,715

R. Eugene Helms.......................     65,000(4)      2.64%        3.156      04/24/10     334,151     532,000
                                          100,000(2)      4.07%        1.063      11/03/10     173,151     275,715

Willard F. Barnett....................     50,000(4)      2.03%        3.156      04/24/10     257,040     409,293

John C. Radford.......................     50,000(5)      2.03%        3.156      09/28/01     257,040     409,293

------------------------

(1) The amount shown on this table represents hypothetical gains that could be achieved for the respective options, if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock, the option holders' continued employment through the option period, and the date on which the options are exercised. These amounts are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(2) Options granted November 3, 2000. Options have a three-year vesting schedule, vesting at the rate of one-third per year, until fully vested on the third anniversary of the grant, except for such earlier vesting permitted under the terms of the Amended and Restated Stock Incentive Plan.

(3) Options granted November 3, 2000. Options fully vested upon grant.

(4) Options granted April 24, 2000. Options have a three-year vesting schedule, vesting at the rate of one-third per year, until fully vested on the third anniversary of the grant, except for such earlier vesting permitted under the terms of the Amended and Restated Stock Incentive Plan.

(5) Options granted April 24, 2000.

    The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 2000 by the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 2000 and the aggregate gains that would have been realized had these options been exercised on December 31, 2000, even though these options were not exercised, and the unexercisable options could not have been exercised, on December 31, 2000.

                AGGREGATED OPTION/ EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                 NUMBER OF                     OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                COMMON STOCK    VALUE            YEAR-END (#)            AT FISCAL YEAR-END(1)($)
                                ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
NAME                            EXERCISE (#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            ------------   --------   -----------   -------------   -----------   -------------
Herman M. Frietsch............       --           --        606,664        583,336            --             --
Robert P. Capps...............       --           --         56,665        378,335            --             --
R. Eugene Helms...............       --           --         61,665        513,335            --             --
Willard F. Barnett............       --           --         88,335        226,665            --             --
John C. Radford...............       --           --         76,665        193,335            --             --

------------------------

(1) Market value of shares covered by in-the-money options on December 31, 2000, less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors of the Company consists of the Committee's Chairman Mr. Frietsch and its other member Mr. Yedwab.
Mr. Frietsch serves as the Chairman of the Board and Chief Executive Officer of the Company and Mr. Yedwab is an independent director.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

    The Compensation Committee oversees compensation policies and practices of the Company. The current members of the Compensation Committee are Herman M. Frietsch and David H. Yedwab. Compensation actions regarding Committee members are referenced to the Board for determination and Committee members do not participate in Board actions on compensation relating to themselves.

OVERVIEW AND PHILOSOPHY

    The Compensation Committee in considering executive compensation follows the general guideline of pay-for-performance while taking into account the need to provide overall compensation arrangements intended to attract, motivate and retain qualified and effective executives. Individual performance standards, expectations and accomplishments are reviewed and considered in order to relate the compensation of executives to the Company's strategy, objective and progress.

    Various elements of compensation fulfill different roles in the attraction, motivation and retention of qualified officers and employees. For Named Executive Officers, the primary focus is on variable and contingent forms of compensation. Accordingly, executive officer compensation is mainly comprised of base salary, cash incentive bonuses and long-term incentive compensation in the form of stock options. Executive officers also participate in the Company's benefit plans for employees including medical and 401K.

BASE SALARY

    Base salary levels in fiscal 2000 for the Company's executive officers, including the Chief Executive Officer, were intended and believed to be comparable and competitive relative to companies in the telecommunications industry and other companies in similar or analogous circumstances. In determining base salaries, the Compensation Committee also took into account individual experience and performance and specific issues particular to the Company.

COMPENSATION OF CEO

    Compensation arrangements for the Chief Executive Officer are determined by the Company's Board of Directors taking into consideration executive compensation in comparable circumstances and competitive conditions. It is the policy of the Board of Directors to continue such process of review and determination concerning compensation arrangements relative to the Company's Chief Executive Officer.

ANNUAL CASH BONUS PROGRAM

    The Company maintains annual incentive compensation arrangements for its executive officers. Robert P. Capps received a $10,000 bonus for 2000.
Mr. Barnett received a bonus of $52,111 in fiscal year 2000 based on commissions from sales of certain products. No other executive officer received bonus payments during fiscal year 2000.

STOCK OPTIONS

    To further link the interests of management with those of the Company's stockholders, stock options are granted periodically to qualified employees, managers, officers and directors under the Company's stock incentive plans. Stock options are consistently granted at option prices approximating market price at the time of grant. To encourage continued service, the options normally vest over three years in three equal annual installments or upon the fulfillment by the employee of certain performance-based criteria, and expire after ten years. If the performance criteria are not achieved, the options normally vest one month prior to an expiration date, which may be ten years after the date of the grant. In prior years, rather than granting new options under the plan, the Company occasionally has offered to reprice previous options provided vesting restrictions and any related performance criteria are also reset. Stock options granted to executive officers are considered to be appropriate in terms of the market value of the shares covered by the options relative to performance, other forms of compensation and taking into consideration the possible future value of the options.

BENEFITS

    The Company provides medical benefits to its executive officers pursuant to the Company's medical plans.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m).

    Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions.

    This report of the Compensation Committee on executive compensation is submitted by the current members of the Committee as noted below:

                                          COMPENSATION COMMITTEE

                                          Herman M. Frietsch, Chairman
                                          David H. Yedwab

April 30, 2001

                             AUDIT COMMITTEE REPORT

    The following is the report of the Audit Committee of the Company with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000.

    The Audit Committee acts pursuant to a written charter that was originally adopted by the Board of Directors of the Company in June 2000. The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management and it has discussed with Grant Thornton LLP the Company's independent certified public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Grant Thornton LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Grant Thornton LLP the independence of that firm.

    The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Exhibit A to this Proxy Statement. Each of the members of the Audit Committee qualifies as an "independent" director under the current listing standards of the National Association of Securities Dealers.

    Based upon the above materials and discussions, the Audit Committee has recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          AUDIT COMMITTEE

                                          Robert E. Garrison II, Chairman
                                          Anton von Liechtenstein
                                          David H. Yedwab

April 30, 2001

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from persons required to file such reports ("Reporting Persons"), the Company believes that all filing requirements applicable to such Reporting Persons were timely complied with during the fiscal year ended December 31, 2000.

EMPLOYEE AGREEMENTS

Herman M. Frietsch

    The Company has had a contractual employment relationship with Mr. Frietsch since 1995. This arrangement was most recently revised, incorporated in, and reformatted by an Employment Agreement effective as of January 1, 2001.
Mr. Frietsch has agreed to continue to serve as Chairman and Chief Executive Officer of the Company. His employment agreement provides for a term, which shall end on December 31st following the third anniversary of the date on which the Board of Directors notifies Mr. Frietsch that it has determined to discontinue the automatic daily extension of his agreement. Mr. Frietsch receives a base salary of $290,000 per year, subject to increase by the Board, and may receive a discretionary bonus subject to determination by the Board of Directors. Mr. Frietsch is also entitled to receive options to purchase common stock of the Company pursuant to the

Company's Amended and Restated Stock Incentive Plan. In the event of a termination of Mr. Frietsch's employment (other than if Mr. Frietsch is terminated for "cause" of if he terminates "without good reason"), all unvested stock options issued and outstanding shall vest upon such termination.

    In the event of a termination by the Company for "cause" (as defined in the agreement to include certain criminal acts, gross and willful misconduct, or committing a material breach in the agreement by Mr. Frietsch) or by Mr. Frietsch "without good reason," then the Company's obligation to pay compensation and benefits shall terminate as of that date, other than for salary and benefits already accrued. In the event of termination of the agreement by the Company "without cause," by Mr. Frietsch for "good reason" (e.g., a material breach of the employment agreement by the Company, a material change in the nature or scope of his authority and duties, his salary is reduced, or required compensation payments are not made), or if Mr. Frietsch is terminated upon or following within twelve months of a "change in control," then the Company shall pay Mr. Frietsch as severance pay, in accordance with the general payroll practices of the Company or in a lump sum payment (at Mr. Frietsch's option) the greater of (i) $1,000,000 or (ii) the sum of three years of his base salary as of the date of termination. In the event of termination for "disability" or his death, then Mr. Frietsch, or his estate as the case may be, is entitled to receive payments equal to three years of his base salary at the time of termination either in accordance with the general payroll practices of the Company or in a lump sum payment. Mr. Frietsch is entitled to gross-up payments to compensate for any excise taxes imposed.

R. Eugene Helms

    Dr. Helms is party to an Employment Agreement with the Company dated
January 1, 2001, which provides for his continued employment as Executive Vice President and Corporate Development Officer. Pursuant to the arrangement,
Dr. Helms is to receive a base salary of $225,000 per year. Dr. Helms continues to be eligible for bonuses and stock options at the Company's discretion. The term of the arrangement extends through January 1, 2004 and is automatically renewed for subsequent one-year terms, unless either party provides notice of termination in accordance with the provisions of the agreement. There are provisions similar to the agreement with Mr. Frietsch in which the Company may terminate Dr. Helms for "disability," "cause," "without cause," and for death or disability, while Dr. Helms may terminate the agreement for "good reason" and "without good reason." In the event of Dr. Helms' "disability," then the Company's has no obligation to pay further benefits under the Agreement. In the event of termination for "cause" by the Company or "without good reason" by Dr. Helms, then the Company's obligation to pay compensation and benefits shall also terminate, other than for salary and benefits already accrued. If the Company terminates Dr. Helms "without cause" or he terminates the arrangement for "good reason," then the Company shall pay severance pay in accordance with its general payroll practices or in a lump sum payment, an amount equivalent to Dr. Helms' base salary for the greater of (i) two years following the date of termination or (ii) the remainder of the term of the agreement. Finally, in the event Dr. Helms is terminated due to a "change in control," then he is to receive as severance pay and liquidated damages, in accordance with the Company's general payroll practices or in a lump-sum payment, an amount equal to $100 less than three times his "annualized includable compensation for the base period" (as defined in Section 280G of the Code). Further, in accordance with the terms of the Amended and Restated Stock Incentive Plan, Dr. Helms' options vest in the event of a "charge in control" (as defined in the Plan). Dr. Helms is entitled to gross-up payments to compensate for any excise tax imposed. In the event of Dr. Helms' death prior to the expiration of the agreement, his employment and obligations shall automatically terminate and his compensation shall terminate as of the end of the month of his death; provided, however, that for the balance of the term of the agreement his family will be entitled to receive their Company benefits, and his beneficiary or beneficiaries may receive benefits payable under a life insurance policy benefits provided by the Company and other amounts reimbursable to Dr. Helms by the Company.

Robert P. Capps

    Mr. Capps has entered into an arrangement with the Company dated January 1, 2001. His arrangement contains substantially similar provisions as that of the arrangement entered into with Dr. Helms except that Mr. Capps is to serve as Executive Vice President and Chief Financial Officer and is to receive a base salary of $205,000 per year.

Willard F. Barnett

    Effective September 15, 2000, in consideration for Mr. Barnett's continued employment with the Company's wholly owned subsidiary Intelect Network Technologies Company ("INT"), the Company agreed to pay Mr. Barnett, in cash or the Company's common stock, $300,000 upon Mr. Barnett's termination, which occured effective April 27, 2001. The Company granted to Mr. Barnett a security interest in the INT inventory or accounts receivable in the event of non-payment. In connection with the agreement, the Company extended the post-termination exercise period of Mr. Barnett's stock options for twelve months following his termination date. Mr. Barnett was also entitled to a bonus of $200,000 and immediate vesting of all of his outstanding options if the Company were able to successfully close the sale or merger of INT.

John C. Radford

    The Company agreed to extend the post-termination exercise period of options granted to Mr. Radford until September 28, 2001.

CERTAIN TRANSACTIONS

    In April 2000 the Company redeemed all of its outstanding Series A Preferred Stock, all of which was held by The Coastal Corporation Second Pension Trust ("Coastal") for an aggregate redemption amount of approximately $8,450,000. In April 2000 Coastal delivered the preferred stock certificates to the Company and received the redemption proceeds.

    In April 2000 SJMB, L.P. converted $1,500,000 due under its note payable from the Company into 767,573 shares of the Company's common stock, pursuant to the terms of the loan agreement. Accordingly, this amount has been reflected as a non-current liability as of March 31, 2000.

    On August 31, 2000, the Company loaned $100,000 to John Radford as a bridge loan for the purchase of a home. Mr. Radford repaid the principal amount of the loan in full on September 15, 2000.

    Effective November 30, 2000, the Company closed the settlement of its litigation with St. James Capital Partners, L.P., SJMB, L.P., St. James Capital Corp., SJMB, L.L.C., John L. Thompson, Charles E. Underbrink and certain affiliated persons and entities (collectively "St. James"). Under the terms of a Settlement Agreement and Mutual Release (the "Settlement Agreement") the Company and St. James released one another from all obligations and liabilities related to financing previously entered into by the parties and the Company also released its claims against St. James for short-swing profit disgorgement. St. James delivered all the stock in the material subsidiaries that it held and the original warrants issued to it. In return, the Company delivered to SJMB certain redeemable replacement warrants in recognition of the anti-dilution provisions of the warrants formerly held by SJMB. Replacement warrants for 3,437,381 shares were exercisable immediately, at an exercise price of $0.75 per share and expire June 30, 2002. Replacement warrants for an additional 12,584,009 shares will have an exercise price of $0.75 per share and expire September 30, 2002 half of which are currently exercisable and the remainder of which will be exercisable beginning on October 15, 2001. The resale of the shares of common stock issuable upon exercise of the warrants are covered by a currently effective registration statement. All of the warrants will be redeemable by the Company at a price of $6.75 per share.

    Effective January 1, 2001, the company entered into new employment agreements with each of the Messrs. Frietsch, Helms, and Capps. The Company also entered into a retention agreement with Mr. Barnett on September 15, 2000. See "Employee Agreements".

COMPARATIVE STOCK PERFORMANCE

    The following graph compares the cumulative total stockholder return over the past five years on the Company's common stock (Nasdaq Stock Market trading symbol ICOM) through December 31, 2000 with the cumulative total return (including reinvested dividends) of the Nasdaq Telecommunications Industry Segment Total Return Index ("Nasdaq-Telecom") and the Nasdaq Stock Market Total Return Index for United States stocks ("Nasdaq-US"). This graph assumes the investment of $100 at the market close on December 31, 1995. Amounts have been rounded to the nearest dollar. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      ICOM  NASDAQ TELECOM  NASDAQ-US
1995   100             100        100
1996    81             103        124
1997    92             151        152
1998    27             249        215
1999    25             455        396
2000     7             190        240

------------------------

(1) Compound Annual Growth Rate for the five years ending December 31, 2000.

              PROPOSAL 2: INCREASE THE NUMBER OF ADDITIONAL SHARES
             AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S AMENDED AND
                         RESTATED STOCK INCENTIVE PLAN

    Our Amended and Restated Stock Incentive Plan (the "Plan") is a principal component of our compensation program for the purpose of tying individual compensation directly to stockholder value, specifically the market price of our common stock. The purposes of the Plan have been and continue to be to attract, retain, motivate and incentivize directors, executives, and key employees, to provide them with a strong incentive to advance the interests of the Company, and to otherwise align the interests of management more closely with that of the Company and its stockholders. We may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options not intended to qualify as incentive options, award restricted stock, restricted stock units, performance units and bonus stock.

    In 1995, the Board of Directors of Intelect (Bermuda) adopted the Plan and it was approved by its stockholders in December 1995. The Plan was adopted by the Company in connection with the reorganization in December 1997 and all previously outstanding options to acquire common stock of Intelect (Bermuda) became options to acquire common stock of the Company. No stock option may be granted, and no restricted stock, restricted stock units, bonus stock or performance units payable in shares of common stock may be awarded under the Plan after December 13, 2005.

    The aggregate number of shares of common stock, which may be issued under the Plan, before the amendment, is set at 8,000,000 shares, which quantity was approved at the 2000 Annual Meeting of Stockholders of the Company. In order to continue and to enhance the effectiveness of the Plan, the Board of Directors adopted on April 30, 2000, in accordance with the recommendation of its Stock Option Committee (the "Committee"), subject to stockholder approval, an amendment to the Plan which would increase the number of shares of common stock available for issuance under the Plan from 8,000,000 to 9,500,000 shares.

    The Board believes this amendment is necessary in order to make shares available for future awards under the Plan, to allow the Company added flexibility to compensate consultants of the Company, and to allow the grant of additional shares to attract, motivate, and retain employees and directors of the Company and its subsidiaries. With respect to the number of shares presently authorized under the Plan, it is anticipated that, at the current rate of usage, all of the shares presently available for awards under the Plan will be exhausted prior to the 2002 Annual Meeting of Stockholders. Further, since the prior share authorization, the Company has continued to expand, increasing the number of employees, and its capitalization has increased significantly. As the Company expands, the need to attract, motivate, and retain additional key employees increases correspondingly. In view of the limited number of shares remaining for grants under the Plan and the continuing need to attract and retain individuals of the highest caliber to positions on the Board, management and employment, the Board of Directors and the Committee have concluded that the maximum number of shares of common stock that may be issued under the Plan should be increased from the current maximum of 8,000,000 to 9,500,000 shares.

BOARD RECOMMENDATION

    The Board of Directors unanimously recommends a vote FOR the proposal to amend the Plan. Unless otherwise instructed, the enclosed proxy will be voted FOR such proposal.

    The following is a summary of the material provisions of the Plan. The summary is subject to the terms of the Plan. The Company has attached as Exhibit B to the Proxy Statement the full text of the amendment to the Plan. The Company will provide, upon request, a copy of the full text of the Plan, as amended, to each person to whom a copy of this proxy statement is delivered. Requests should be directed to Mr. Robert P. Capps, Secretary, TeraForce Technology Corporation, 1240 East Campbell Road, Richardson, Texas 75081.

ADMINISTRATION AND ELIGIBILITY

    The Plan is administered by the Board of Directors and by the Committee. Subject to the provisions of the Plan, the Committee has authority to construe the respective option agreements, award restricted stock, restricted stock units, performance units and bonus stock, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration and purposes of the Plan.

    Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company; provided that incentive stock options may be granted only to persons who are eligible to receive such options under Section 422 of the Code. The granting of options to directors and officers shall be determined either (a) by the full Board of Directors, or (b) by a committee consisting solely of two or more directors.

NUMBER OF SHARES

    Subject to adjustment as provided in the Plan, the proposed amendment would increase the aggregate number of shares of common stock authorized for issuance under the Plan by 1,500,000, to 9,500,000. Of the 9,500,000 shares, no more than 1,000,000 shares will be available for the grant of restricted stock or restricted stock units. As of April 10, 2001, options to purchase a total of 5,580,137 shares of common stock were outstanding under the Plan. The maximum number of shares of common stock with respect to all grants or awards, which may be granted to any participant under the Plan, is 400,000 per calendar year (subject to adjustment as provided in the Plan). The types of awards, which the Committee has authority to grant, consist of (1) stock options, (2) restricted stock, (3) restricted stock units, (4) performance units, and (5) bonus stock. These awards can be granted to consultants, officers, directors and key employees of the Company. Each of these is described herein.

EXERCISE PRICE AND TERMS OF STOCK OPTIONS

    The Committee has the authority to grant incentive stock options and non-qualified stock options, to officers and key employees of the Company, and non-qualified stock options to employees, officers, directors and consultants. The Committee (or, in the alternative, the full Board of Directors), with respect to stock options, selects the exercise price per share of stock, provided the exercise price cannot be less than (a) 110% of fair market value per share for incentive stock options granted to a holder of more than 10% of the Company's capital stock, (b) 100% of fair market value for incentive stock options generally, and (c) 75% of fair market value for non-qualified options. The option price may be paid in cash or common stock owned by the optionee as provided in the Plan. The Committee shall also determine the expiration of the option period, provided that no stock options shall be exercisable later than 10 years after the date on which the option is granted, provided, however, in the case of incentive stock options granted to a holder of more than 10% of the Company's capital stock, such date shall not be later than five years after the date on which the option is granted. In all cases, options shall be subject to earlier termination as provided in the Plan.

    All options are nontransferable other than by will or the laws of descent and distribution. The Committee has the authority under the Plan to set the times within which the options vest. Unless the stock option agreement with respect to any options otherwise provides, the options become exercisable on a cumulative basis of 33 1/3% of the total number of shares covered thereby on each of the first, second, and third anniversary dates of the grant of the option. Holders of incentive stock options may generally exercise such options up to three months after voluntary termination of employment (which termination has been made with the consent of the Company as determined by the Committee in its sole discretion), unless termination results from death or disability in which case such options may be exercised at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever period is shorter. Holders of non-qualified options may exercise such options at any time prior to the expiration date of such non-qualified stock option or within one year after the date of voluntary termination of employment (which termination has been made with the consent of the Company as determined by the Committee in its sole discretion), whichever period is shorter.

    Notwithstanding the foregoing, if the employment terminates for any reason other than voluntary termination with the consent of the Company, retirement under a retirement plan of the Company, or death, all outstanding stock options shall automatically terminate.

    The Committee determines when options granted under the Plan become exercisable. The Committee may accelerate the date on which any option granted may be exercised, provided that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

    The Committee has authority, with the consent of the affected optionee, to cancel or amend any outstanding options under the Plan and to grant in substitution new options covering the same or a different number of shares of common stock and having an exercise price per share which may be lower or higher than the exercise price per share of the outstanding options.

RESTRICTED STOCK OR RESTRICTED STOCK UNITS

    Restricted common stock or restricted stock units awarded by the Committee will be subject to such restrictions as the Committee may impose thereon and will be subject to forfeiture if certain events (which may, in the discretion of the Committee, include termination of employment or directorship and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The agreement between the Company and the grantee will set forth the number of shares of restricted stock or restricted stock units awarded to the grantee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture and such other terms and conditions as the Committee in its discretion deems appropriate. Unless otherwise provided in the agreement, shares of restricted stock or restricted stock units will vest at the rate of 33 1/3% on each of the first three anniversaries of the date of grant of the award.

    Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, stock certificates for the shares of restricted stock will be held in escrow. Upon the lapse or termination of the restrictions, the stock certificates will be delivered to the grantee. From the date a restricted stock award is effective, however, the grantee will be a stockholder with respect to the shares of restricted stock and will have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the restrictions imposed by the Committee.

    Restricted stock or restricted stock units may be issued for no consideration or for such consideration as shall be determined at the time of the award by the Committee.

PERFORMANCE UNITS

    The Committee may award performance units (expressed in dollars or shares) to be earned by an awardee based on the level of performance of the Company, a subsidiary or subsidiaries, a branch, department or other unit thereof or the awardee individually over a specified period of not less than one year ("Performance Period"). For each Performance Period the Committee will establish a Performance Target, and a Minimum Target which may be the same or less than the Performance Target. Targets may be expressed in terms of earnings per share, return on assets, return on equity, asset growth, ratio of capital to assets or such other level or levels of performance by the Company, a subsidiary or subsidiaries, a branch, department or other unit thereof or the awardee individually as the Committee may establish.

    An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

    Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in common stock, or partly in cash and partly in common stock as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars will be converted to shares, and performance units expressed in shares will be converted to dollars, based on the fair market value of the common stock as of the date the amount payable is determined by the Committee.

    Except as otherwise provided below under "Additional Rights in Certain Events," if the employment of an awardee terminates prior to the close of a Performance Period for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary, or death, the performance units of the awardee will be deemed not to have been earned, and no portion of such performance units may be paid. If prior to the close of the Performance Period the employment of an awardee is voluntarily terminated with the consent of the Company or a subsidiary or the awardee retires under any retirement plan of the Company or a subsidiary or the awardee dies during employment, the Committee may in its discretion determine to pay all or any part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the close of the Performance Period and/or such other factors as the Committee may deem relevant.

    Performance unit awards may have such other terms and conditions as the Committee in its discretion deems appropriate.

BONUS STOCK

    The Committee will have the authority in its discretion to award bonus shares of common stock to eligible individuals in recognition of the contribution of the awardee to the performance of the Company, a subsidiary or subsidiaries, or a branch, department or other unit, in recognition of the awardee's individual performance or on the basis of such other factors as the Committee may deem relevant. Any bonus stock awarded would not be subject to any restrictions or possibilities of forfeiture.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

    The Plan provides for certain additional rights upon the occurrence of one or more events described in Section 9 of the Plan ("Section 9 Events"). Such an event is deemed to have occurred when (1) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company or a person approved under certain circumstances by the Board of Directors) has acquired beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the voting power of the Company, (2) a tender offer is made to acquire securities of the Company representing 20% or more of the voting power of the Company, (3) a person other than the Company solicits proxies relating to the election or removal of 50% or more of any class of the Board of Directors, or (4) the stockholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting company or any company which acquires the stock of the Company or more than 20% of its consolidated assets.

    Unless the agreement between the Company and the awardee otherwise provides, if any Section 9 Event occurs (1) all outstanding stock options will become immediately and fully exercisable, (2) all stock options held by an awardee whose employment with the Company or a subsidiary terminates within one year of any Section 9 Event for any reason (other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or subsidiary, or death) will be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option, (3) all restrictions applicable to restricted stock awarded under the Plan will lapse, and (4) all performance units for which the Performance Period has not yet expired will be deemed to have been fully earned as of the date of the Section 9 Event, regardless of the attainment or non-attainment of the Performance Target or any Minimum Target.

AMENDMENT AND TERMINATION

    The Board of Directors may at any time modify or amend the Plan in any respect, provided that no such alteration or amendment of the Plan shall, without stockholder approval (i) increase by more than 10% the total number of shares which may be issued under the Plan to persons subject to Section 16 under the Securities Exchange Act of 1934 ("Section 16 Persons"), (ii) materially increase the benefits accruing under the Plan to Section 16 Persons,
(iii) materially modify the requirements as to eligibility for participation in the Plan by Section 16 Persons, (iv) make any changes in the class of employees eligible to receive incentive stock options under the Plan, or (v) increase the number of shares with respect to which incentive stock options may be granted under the Plan. Termination or any amendment of the Plan shall not, without the consent of an optionee, adversely affect his or her rights under an option previously granted.

    If an awardee engages in a business which is in competition with the Company or any of its subsidiaries, the Company may immediately terminate all outstanding stock options held by the awardee, declare forfeited all restricted stock held by the awardee as to which the restrictions have not yet lapsed and terminate all outstanding performance unit awards held by the awardee for which the applicable Performance Period has not been completed. The preceding sentence shall not apply if the exercise period of the stock option upon termination of employment or a directorship has been extended, the lapse of the restrictions applicable to the restricted stock has been accelerated or the performance unit has been deemed to have been earned as a result of the occurrence of a
Section 9 Event.

    The Plan shall terminate with respect to incentive stock options upon the earlier of December 13, 2005, or the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted thereunder. The Plan shall terminate with respect to non-qualified options on December 13, 2005.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Plan and with respect to the sale of shares of common stock acquired under the Plan.

    INCENTIVE STOCK OPTIONS. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of common stock acquired through the exercise of the option ("ISO Shares"). The exercise of an incentive stock option may, however, subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling ISO Shares will vary with the length of time that the participant has owned the ISO Shares at the time it is sold. If the participant sells ISO Shares after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Shares over the exercise price.

    The Company will not be entitled to a tax deduction with respect to the grant or exercise of an ISO or the disposition of such shares if the participant sells the ISO Shares after having owned it for at least two years from the Grant Date and one year from the Exercise Date.

    If the participant sells ISO Shares for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), the participant will recognize compensation income in an amount equal to the difference between the fair market value (or, if less, the sales price) of the stock on the date of exercise and exercise price. Any subsequent increase in the price of the stock is treated as capital gain to the employee. This capital gain will be a long-term capital gain if the participant has held the ISO Shares for more than one year prior to the date of sale. The Company will be entitled to a tax deduction in the amount of the ordinary compensation income realized by the participant.

    If a participant sells ISO Shares for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Shares. This capital loss will be a long-term capital loss if the participant has held the ISO Shares for more than one year prior to the date of sale.

    NON-QUALIFIED STOCK OPTIONS. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option. The Company will not be entitled to a tax deduction by reason of such grant. Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option ("NSO Shares") on the Exercise Date over the exercise price. Upon such exercise of a non-qualified stock option, the Company may claim a tax deduction in the amount of the ordinary compensation income recognized by the participant. Any deduction will be subject to the limitations of Section 162(m) of the Code, which provides for certain limitations on the deductibility of non-performance based compensation. The Company will have a withholding obligation with respect to ordinary compensation income recognized by participants.

    With respect to any NSO Shares, a participant will have a basis equal to the exercise price plus any income recognized upon the exercise of the option (the "Tax Basis"). Upon selling NSO Shares, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Shares over the participant's Tax Basis in the NSO Shares. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Shares for more than one year prior to the date of the sale.

    RESTRICTED STOCK. A participant granted shares of restricted stock will not recognize any taxable income for Federal income tax purposes until the first time such participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the stock. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

    PERFORMANCE UNITS. A participant granted performance units recognizes income in the amount of the award of those units when they vest and are no longer subject to substantial risk of forfeiture and such person is entitled to receive the value of the award. Any cash or common stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of common stock. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the common stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

    BONUS STOCK. Any common stock received pursuant to an award of shares of bonus stock will generally be treated as compensation income received by the awardee in the year in which the awardee receives such shares. In such case, the amount of compensation income will equal the fair market value of the common stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

    OTHER TAX MATTERS. The exercise of a stock option by an awardee, the lapse of restrictions on restricted stock, or the deemed earn out of performance units following the occurrence of a Section 9 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of common stock or cash resulting from such exercise or deemed earn out of performance units or, in the case of shares of restricted stock, on all or a portion of the fair market value of the common stock on the date the restrictions lapse, and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

AMENDED AND RESTATED PLAN: NEW PLAN BENEFITS

    Grants and awards under the Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee, which are discussed in the "Compensation Committee Report on Executive Compensation" above.

        PROPOSAL 3: APPROVE AND RATIFY THE AEGEAN NETWORKS, INCORPORATED
                             2001 STOCK OPTION PLAN

    Aegean Networks, Incorporated ("Aegean") is a Delaware corporation that is a wholly-owned subsidiary of the Company. The Aegean Networks, Incorporated 2001 Stock Option Plan (the "Aegean Plan") is a principal component of Aegean's compensation program for the purpose of fostering and promoting the long-term financial success of Aegean, its subsidiaries, and of the Company and its subsidiaries (collectively, the "Aegean Related Entities"). Under the Company's strategy, the Aegean business model anticipates entrepreneurial activities and equity participations for strategic partners. The start-up nature of the Aegean operations would benefit from providing equity participations to attract, compensate and retain key contributors to the formation, direction and technical, commercial and financial success of the enterprise. Aegean's employees, consultants, and outside directors as well as those of the other Aegean Related Entities are eligible to receive grants under the Aegean Plan. In order to accomplish its purpose, the Aegean Plan seeks to encourage long-term commitment, motivate performance, encourage and provide ownership opportunities, attract and retain outstanding individuals by providing incentive compensation opportunities, and enable participation in the long-term growth and financial success of the Aegean Related Entities. Under the Aegean Plan, Aegean may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the

Internal Revenue Code, nonstatutory options not intended to qualify as incentive options, and/or may award restricted stock.

    The Board of Directors of the Company and Aegean adopted and ratified the Aegean Plan effective as of January 1, 2001. The Aegean Plan has already been approved by the sole shareholder of Aegean and is being submitted to stockholders of the Company for approval and ratification. No stock option may be granted, and no award of restricted stock, may be made under the Aegean Plan after August 22, 2010.

    The Company's Board believes the Aegean Plan is necessary in order to attract and retain expert personnel for key executive management and employee positions, and to attract individuals as directors. The Company's Board also believes that it is necessary to make shares of Aegean available for future awards to allow both Aegean and the Company flexibility to compensate and add incentive to employees, consultants, and directors. These grants can be used to attract, motivate, and retain employees and directors of the Aegean Related Entities. As Aegean expands, the needs to further attract, motivate, and retain additional key employees will increase correspondingly. Therefore, the Aegean Plan may be amended in the future to allow grants of additional awards as they are needed.

BOARD RECOMMENDATION

    The Company' Board of Directors unanimously recommends a vote FOR the proposal to approve and ratify the Aegean Plan. In order to vote FOR this proposal, you must complete, sign, date and return the proxy indicating your affirmative vote for the Aegean Plan.

    The following is a summary of the material provisions of the Aegean Plan. The summary is subject to the terms of the Aegean Plan. The Company has attached as Exhibit C to the Proxy Statement the form of the Aegean Plan. The Company will provide, upon request, a copy of the full text of the Aegean Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to Mr. Robert P. Capps, Secretary, TeraForce Technology Corporation, 1240 East Campbell Road, Richardson, Texas 75081.

ADMINISTRATION AND ELIGIBILITY

    The Aegean Plan shall be administered by the Board of Directors of Aegean (the "Aegean Board") or such committee as is designated by the Aegean Board (the "Aegean Plan Committee"). The Aegean Plan Committee shall consist of not fewer than two persons, including but not limited to the independent outside directors of Aegean's ultimate parent, the Company.

    Subject to the provisions of the Aegean Plan, the Aegean Plan Committee has the authority to construe award agreements granting stock options or restricted stock. It shall also have authority to prescribe, amend and rescind rules and regulations relating to the Aegean Plan and to make all other interpretations and determinations in its judgment necessary or desirable for the administration and purposes of the Aegean Plan. The Aegean Plan Committee shall also establish performance goals for grants of awards and certify the extent of their achievement. Any interpretation, determination, or other action made or taken by the Aegean Plan Committee shall be final, binding, and conclusive on all interested parties.

    The Aegean Plan Committee shall determine and designate the eligible persons to whom any incentive stock option, nonqualified stock option, or restricted stock award will be granted (collectively referred to as "Aegean Awards" and individually as an "Aegean Incentive"). Each related award agreement shall set forth, where applicable, the award period, the date of grant, and such other terms, provisions, limitations, and performance requirements of the Aegean Award. The Aegean Plan Committee will determine whether an Aegean Award includes one type of Aegean Incentive or more types granted in combination.

    Aegean Awards may be granted to any employee (including an employee who is also a director or an officer), outside director, or consultant of the Aegean Related Entities whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of Aegean. Only employees of the Aegean Related Entities are eligible to receive incentive stock options. Except as required by the Aegean Plan, Aegean Awards granted at different times need not contain similar provisions. Finally, the Aegean Plan Committee's determination (including, without limitation, determinations as to which participants are to receive Aegean Awards and the terms and provisions of such Aegean Awards) need not be uniform and may be made selectively among participants who receive, or are eligible to receive, Aegean Awards.

    The Aegean Plan Committee, in its sole discretion, may determine that an Aegean Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events. If the Aegean Plan Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Aegean Plan Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

    The Aegean Plan Committee may grant Aegean Awards prior to the time of stockholder approval of the Aegean Plan; however, any such Aegean Award granted prior to such approval of this proposal shall be made subject to such stockholder approval.

NUMBER OF SHARES

    Subject to adjustment as provided in the Aegean Plan, before amendment, the maximum number of shares of Aegean's common stock that may be delivered pursuant to Aegean Awards granted under the Aegean Plan is 20,000,000 shares. The types of Aegean Awards that the Aegean Committee has authority to grant consist of both incentive and nonstatutory stock options and of restricted stock. Aegean will at all times reserve and keep available the number of shares of common stock that shall be sufficient to satisfy the requirements of the Aegean Plan.

    As provided by the Aegean Plan, certain shares may be reused to the extent that (a) a stock option shall expire or terminate for any reason without having been exercised in full or (b) shares of restricted stock are forfeited for any reason; provided, however, that if any dividends are paid with respect to shares of restricted stock and such dividends were paid to the Aegean Plan participant prior to the forfeiture of the restricted stock, such shares shall not be reused for grants or awards.

    In no event shall the number of shares of common stock subject to incentive stock options exceed, in the aggregate, 2,000,000 shares of Aegean common stock plus shares subject to incentive stock options which are forfeited or terminated, or expire unexercised. No Participant may receive during any of Aegean's fiscal year Aegean Awards covering an aggregate of more than 2,500,000 shares of Aegean common stock.

EXERCISE PRICE AND TERMS OF STOCK OPTIONS

    The grant of an Aegean Award of stock options shall be authorized by the Aegean Plan Committee and shall be evidenced by an award agreement setting forth
(a) the Aegean Incentive or Aegean Incentives being granted, (b) the total number of shares of Aegean common stock subject to the Aegean Incentive(s),
(c) the option price, (d) the award period, (e) the date of grant, and
(f) other terms, provisions, limitations, and performance objectives.

    The option price for any share of Aegean common stock purchasable under a nonqualified stock option may be less than, equal to, or greater than the fair market value of the share on the date of grant. The option price for any share of Aegean common stock purchasable under an incentive stock option must be at least equal to the fair market value of the share on the date of grant. If an incentive stock option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of Aegean or any of the Aegean Related Entities, then the option price shall be at least 110% of the fair market value of the common stock on the date of grant.

    The Aegean Plan Committee may not grant incentive stock options under the Aegean Plan to any employee which would permit the aggregate fair market value (determined on the date of grant) of the Aegean common stock with respect to which incentive stock options (under this and any other plan of Aegean and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option granted under the Aegean Plan which is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, then such stock option (or any such portion thereof) shall be deemed a nonqualified stock option. In such case, the Aegean Plan Committee shall designate which stock will be treated as incentive stock option stock by causing the issuance of a separate stock certificate and identifying such stock as incentive stock option stock on Aegean's stock transfer records.

    The Aegean Plan Committee may, in its sole discretion, determine that a stock option will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a future date or until the occurrence of one or more specified events. If a stock option is exercisable prior to the time it is vested, the common stock obtained on the exercise of the stock option shall be restricted stock, which is subject to the applicable provisions of the Aegean Plan relating to restricted stock and to the relevant award agreement. If the Aegean Plan Committee imposes conditions upon exercise, then subsequent to the date of grant, the Aegean Plan Committee may, in its sole discretion, accelerate the date on which all or any portion of the stock option may be exercised.

    Subject to the other provisions of the Aegean Plan, the Aegean Plan Committee shall specify in the award agreement the award period for a stock option. No stock option granted under the Aegean Plan may be exercised at any time after the end of its award period. The award period for any stock option shall be no more than ten (10) years from the date of grant of the stock option. However, if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of Aegean or any of the Aegean Related Entities and an incentive stock option is granted to such employee, the award period of such incentive stock option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant.

RESTRICTED STOCK

    Restricted Stock granted to or received by a participant under an Aegean Award (including under a stock option Aegean Incentive), may be subject to restrictions imposed by the Aegean Plan Committee. Such grants may also be subject to forfeiture in certain events (including, but not limited to, termination of employment or directorship and/or performance-based events) specified to occur prior to the lapse of any restrictions. In an award agreement for restricted stock, the Aegean Plan Committee shall set forth (a) the number of shares of Aegean common stock awarded, (b) the price, if any, to be paid for such restricted stock, (c) the time or times within which such Aegean Award may be subject to forfeiture, (d) specified performance goals which the Aegean Plan Committee determines must be met in order to remove any restrictions (including vesting) on the Aegean Award, and (e) all other terms, limitations, restrictions, and conditions of the restricted stock. The provisions of restricted stock need not be the same with respect to each participant. If the Aegean Plan Committee establishes a purchase price for an Aegean Award of restricted stock, the participant must accept the Aegean

Award within a period of thirty (30) days (or such shorter period as the Aegean Plan Committee may specify) after the date of grant by executing the applicable award agreement and paying the relevant purchase price.

    Each participant who is awarded or receives restricted stock shall be issued a stock certificate or certificates in respect of such shares of Aegean common stock. The certificate(s) shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the restricted stock.

    Shares of restricted stock shall be subject to the restrictions and conditions of the Aegean Plan and the terms of the particular award agreements, during such periods as may be determined by the Aegean Plan Committee commencing on the date of grant or the date of exercise of an Aegean Award (the "Aegean Restriction Period"). The participant shall not be permitted to sell, transfer, pledge or assign shares of restricted stock. Except for these limitations, the Aegean Plan Committee may in its sole discretion, remove any or all of the restrictions on such restricted stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Aegean Award, such action is appropriate. Except as provided in the Aegean Plan or in an applicable award agreement, a participant shall have, with respect to his restricted stock, all of the rights of a stockholder of Aegean, including the right to vote the shares, and the right to receive any dividends thereon.

    The restriction period of restricted stock shall commence on the date of grant (or the date of exercise in the case of stock options) of an Aegean Award, as specified in the award agreement. Subject to Aegean Article 12 Events (see "Additional Rights in Certain Events" below) of the Aegean Plan and unless otherwise established by the Aegean Plan Committee in the award agreement setting forth the terms of the restricted stock, the restriction period shall expire upon satisfaction of the conditions set forth in the award agreement. Such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Aegean's performance, as may be determined by the Aegean Plan Committee in its sole discretion.

    Except as otherwise provided in the particular award agreement, upon termination of service for any reason during the restriction period, the nonvested shares of restricted stock shall be forfeited by the participant. In the event a participant has paid any consideration to Aegean for such forfeited restricted stock, the Aegean Plan shall specify in the award agreement that either (i) Aegean shall be obligated to, or (ii) Aegean may, in its sole discretion, elect to, pay to the participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the participant for such forfeited shares or the fair market value of such forfeited shares as of the date of termination of service, as the Aegean Plan Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a participant with respect to the forfeited shares of the restricted stock shall cease and terminate, without any further obligation on the part of Aegean.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

    If Aegean shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted under the Aegean Plan shall pertain to and apply to the securities or rights to which a holder of the number of shares of common stock subject to the Incentive would have been entitled.

    In the event of any merger, consolidation or share exchange pursuant to which Aegean is not the surviving corporation (an "Aegean Article 12 Event"), there shall be substituted for each share of Aegean common stock subject to the unexercised portion of outstanding stock options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of Aegean in respect to each share of Aegean common stock held by them.

    All stock options may be canceled by Aegean as of the effective date of any reorganization, merger, consolidation, or share exchange, or any dissolution or liquidation of Aegean, by giving notice to each holder thereof and by permitting the purchase during the thirty (30) day period next preceding such effective date of all shares of common stock (whether or not vested) subject to such outstanding stock options. In the event of a sale of all or substantially all of Aegean's property, its dissolution, liquidation, or winding up, then each participant shall be entitled to the same kind and amount of securities or assets that are distributable in accordance with such an event. In the event of a partial distribution of assets outside the normal course of business in the nature of a partial liquidation, then the exercise price in effect with respect to each stock option shall be reduced in proportion to the percentage reduction in the tangible value of Aegean's common stock.

AMENDMENT AND TERMINATION

    The Aegean Board may at any time alter, amend, revise, suspend, or discontinue the Aegean Plan in any respect, provided that no amendment which requires stockholder approval in order for the Aegean Plan and Aegean Incentives awarded thereunder to continue to comply with Sections 162(m), 421, and 422 of the Internal Revenue Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Aegean Plan Committee, be applicable to any outstanding Incentives granted under the Aegean Plan, notwithstanding any contrary provisions contained in any Aegean award agreement. In the event of any such amendment, the holder of any Aegean Incentive outstanding under the Aegean Plan shall, upon request of the Aegean Plan Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Aegean Plan Committee to any award agreement relating thereto.

    The Aegean Plan shall be effective from January 1, 2001. Unless sooner terminated by action of the Aegean Board, the Aegean Plan will terminate on August 22, 2010, but Aegean Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Aegean Plan and with respect to the sale of shares of Aegean common stock acquired under the Aegean Plan.

    INCENTIVE STOCK OPTIONS. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Aegean common stock acquired through the exercise of the option ("Aegean ISO Shares"). The exercise of an incentive stock option may, however, subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling Aegean ISO Shares will vary with the length of time that the participant has owned the Aegean ISO Shares at the time they are sold. If the participant sells Aegean ISO Shares after having owned them for at least two (2) years from the date the option was granted (the "Grant Date") and one (1) year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Shares over the exercise price.

    Neither Aegean nor the Company will be entitled to a tax deduction with respect to the grant or exercise of an Aegean incentive stock option or the disposition of such shares if the participant sells the

Aegean ISO Shares after having owned them for at least two (2) years from the Grant Date and one (1) year from the Exercise Date.

    If the participant sells Aegean ISO Shares for more than the exercise price prior to having owned them for at least two (2) years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value (or, if less, the sales price) of the stock on the date of exercise and the exercise price. Any subsequent increase in the price of the stock will be treated as capital gain to the participant. This capital gain will be a long-term capital gain if the participant has held the Aegean ISO Shares for more than one (1) year prior to the date of sale. Aegean will be entitled to a tax deduction in the amount of the ordinary compensation income realized by the participant.

    If a participant sells Aegean ISO Shares for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the Aegean ISO Shares. This capital loss will be a long-term capital loss if the participant has held the Aegean ISO Shares for more than one (1) year prior to the date of sale.

    NON-QUALIFIED STOCK OPTIONS. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option. Neither Aegean nor the Company will be entitled to a tax deduction by reason of such grant. Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Aegean common stock acquired through the exercise of the option ("Aegean NSO Shares") on the exercise date over the exercise price. Upon such exercise of a non-qualified stock option, Aegean may claim a tax deduction in the amount of the ordinary compensation income recognized by the participant. Any deduction will be subject to the limitations of Section 162(m) of the Code, which provides for certain limitations on the deductibility of non-performance based compensation. Aegean will have a withholding obligation with respect to ordinary compensation income recognized by participants.

    With respect to any Aegean NSO Shares, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling Aegean NSO Shares, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the Aegean NSO Shares over the participant's tax basis in the Aegean NSO Shares. This capital gain or loss will be a long-term gain or loss if the participant has held the Aegean NSO Shares for more than one (1) year prior to the date of the sale.

    RESTRICTED STOCK. A participant granted shares of restricted stock will not recognize any taxable income for federal income tax purposes until the first time such participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the Aegean stock. Aegean, the Company or one of their subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

    OTHER TAX MATTERS. The exercise of a stock option by a participant or the lapse of restrictions on restricted stock, in certain circumstances, may result in (i) a 20% federal excise tax (in addition to federal income tax) to the awardee on certain payments of Aegean common stock or cash resulting from such exercise or, in the case of shares of restricted stock, on all or a portion of the fair market value of the Aegean common stock on the date the restrictions lapse, and (ii) the loss of a compensation deduction which would otherwise be allowable to Aegean, the Company or one of their subsidiaries as explained above.

FEDERAL SECURITIES LAW CONSIDERATIONS

    With respect to participants subject to the reporting requirement of
Section 16 of the Securities Exchange Act of 1934 the Aegean Plan and all transactions under the Aegean Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provisions of the Aegean Plan or action by the Aegean Plan Committee fail to comply with Section 16, it shall be deemed null and void AB INITIO, to the extent permitted by law and deemed advisable by the Aegean Plan Committee. In no event may an Aegean Incentive be exercised or shares of Aegean common stock be issued pursuant to an Aegean Award if a necessary listing or quotation of the shares of common stock on a stock exchange or inter-dealer quotation systems or any registration under state or federal securities laws required under the circumstances have not been accomplished.

       PROPOSAL 4: APPROVE AND RATIFY THE CENTAURI NETSYSTEMS CORPORATION
                             2001 STOCK OPTION PLAN

    Centauri NetSystems Corporation ("Centauri") is a Delaware corporation that is a wholly owned subsidiary of the Company. The Centauri NetSystems, Corporation 2001 Stock Option Plan (the "Centauri Plan") is a principal component of Centauri's compensation program for the purpose of fostering and promoting the long-term financial success of Centauri, its subsidiaries, and of the Company and its subsidiaries (collectively, the "Centauri Related Entities"). Under the Company's strategy, the Centauri business model anticipates entrepreneurial activities and equity participations for strategic partners. The start-up nature of the Centauri operations would benefit from providing equity participations to attract, compensate and retain key contributors to the formation, direction and technical, commercial and financial success of the enterprise. Centauri's employees, consultants, and outside directors as well as those of the other Centauri Related Entities are eligible to receive grants under the Centauri Plan. In order to accomplish its purpose, the Centauri Plan seeks to encourage long-term commitment, motivate performance, encourage and provide ownership opportunities, attract and retain outstanding individuals by providing incentive compensation opportunities, and enable participation in the long-term growth and financial success of the Centauri Related Entities. Under the Centauri Plan, Centauri may grant options that are intended to qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code, nonstatutory options not intended to qualify as incentive options, and/or may award restricted stock.

    The Board of Directors of the Company and Centauri adopted and ratified the Centauri Plan effective as of January 1, 2001. The Centauri Plan has already been approved by the sole shareholder of Centauri and is being submitted to stockholders for approval and ratification. No stock option may be granted, and no award of restricted stock, may be made under the Centauri Plan after August 22, 2010.

    The Company's Board believes the Centauri Plan is necessary in order to attract and retain expert personnel for key executive management and employee positions, and to attract individuals as directors. The Company's Board also believes that it is necessary to make shares of Centauri available for future awards to allow both Centauri and the Company flexibility to compensate and add incentive to employees, consultants, and directors. These grants can be used to attract, motivate, and retain employees and directors of the Centauri Related Entities. As Centauri expands, the needs to further attract, motivate, and retain additional key employees will increase correspondingly. Therefore, the Centauri Plan may be amended in the future to allow grants of additional awards as they are needed.

BOARD RECOMMENDATION

    The Company' Board of Directors unanimously recommends a vote FOR the proposal to approve and ratify the Centauri Plan. In order to vote FOR this proposal, you must complete, sign, date and return the proxy indicating your affirmative vote for the Centauri Plan.

    The following is a summary of the material provisions of the Centauri Plan. The summary is subject to the terms of the Centauri Plan. The Company has attached as Exhibit C to the Proxy Statement the form of the Centauri Plan. The Company will provide, upon request, a copy of the full text of the Centauri Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to Mr. Robert P. Capps, Secretary, TeraForce Technology Corporation, 1240 East Campbell Road, Richardson, Texas 75081.

ADMINISTRATION AND ELIGIBILITY

    The Centauri Plan shall be administered by the Board of Directors of Centauri (the "Centauri Board") or such committee as is designated by the Centauri Board (the "Centauri Plan Committee"). The Centauri Plan Committee shall consist of not fewer than two persons, including but not limited to the independent outside directors of Centauri's ultimate parent, the Company.

    Subject to the provisions of the Centauri Plan, the Centauri Plan Committee has the authority to construe award agreements granting stock options or restricted stock. It shall also have authority to prescribe, amend and rescind rules and regulations relating to the Centauri Plan and to make all other interpretations and determinations in its judgment necessary or desirable for the administration and purposes of the Centauri Plan. The Centauri Plan Committee shall also establish performance goals for grants of awards and certify the extent of their achievement. Any interpretation, determination, or other action made or taken by the Centauri Plan Committee shall be final, binding, and conclusive on all interested parties.

    The Centauri Plan Committee shall determine and designate the eligible persons to whom any incentive stock option, nonqualified stock option, or restricted stock award will be granted (collectively referred to as "Centauri Awards" and individually as a "Centauri Incentive"). Each related award agreement shall set forth, where applicable, the award period, the date of grant, and such other terms, provisions, limitations, and performance requirements of the Centauri Award. The Centauri Plan Committee will determine whether a Centauri Award includes one type of Centauri Incentive or more types granted in combination.

    Centauri Awards may be granted to any employee (including an employee who is also a director or an officer), outside director, or consultant of the Centauri Related Entities whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of Centauri. Only employees of the Centauri Related Entities are eligible to receive incentive stock options. Except as required by the Centauri Plan, Centauri Awards granted at different times need not contain similar provisions. Finally, the Centauri Plan Committee's determination (including, without limitation, determinations as to which participants are to receive Centauri Awards and the terms and provisions of such Centauri Awards) need not be uniform and may be made selectively among participants who receive, or are eligible to receive, Centauri Awards.

    The Centauri Plan Committee, in its sole discretion, may determine that a Centauri Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events. If the Centauri Plan Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Centauri Plan Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

    The Centauri Plan Committee may grant Centauri Awards prior to the time of stockholder approval of the Centauri Plan; however, any such Centauri Award granted prior to such approval of this proposal shall be made subject to such stockholder approval.

NUMBER OF SHARES

    Subject to adjustment as provided in the Centauri Plan, before amendment, the maximum number of shares of Centauri's common stock that may be delivered pursuant to Awards granted under the Centauri Plan is 20,000,000 shares. The types of Centauri Awards that the Centauri Committee has authority to grant consist of both incentive and nonstatutory stock options and of restricted stock. Centauri will at all times reserve and keep available the number of shares of common stock that shall be sufficient to satisfy the requirements of the Centauri Plan.

    As provided by the Centauri Plan, certain shares may be reused to the extent that (a) a stock option shall expire or terminate for any reason without having been exercised in full or (b) shares of restricted stock are forfeited for any reason; provided, however, that if any dividends are paid with respect to shares of restricted stock and such dividends were paid to the Centauri Plan participant prior to the forfeiture of the restricted stock, such shares shall not be reused for grants or awards.

    In no event shall the number of shares of common stock subject to incentive stock options exceed, in the aggregate, 2,000,000 shares of common stock plus shares subject to incentive stock options which are forfeited or terminated, or expire unexercised. No Participant may receive during any of Centauri's fiscal year Centauri Awards covering an aggregate of more than 2,500,000 shares of common stock.

EXERCISE PRICE AND TERMS OF STOCK OPTIONS

    The grant of a Centauri Award of stock options shall be authorized by the Centauri Plan Committee and shall be evidenced by an award agreement setting forth (a) the Centauri Incentive or Centauri Incentives being granted, (b) the total number of shares of Centauri common stock subject to the Incentive(s),
(c) the option price, (d) the award period, (e) the date of grant, and
(f) other terms, provisions, limitations, and performance objectives.

    The option price for any share of Centauri common stock purchasable under a nonqualified stock option may be less than, equal to, or greater than the fair market value of the share on the date of grant. The option price for any share of Centauri common stock purchasable under an incentive stock option must be at least equal to the fair market value of the share on the date of grant. If an incentive stock option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Internal Revenue
Code) more than ten percent (10%) of the combined voting power of all classes of stock of Centauri or any of the Centauri Related Entities, then the option price shall be at least 110% of the fair market value of the common stock on the date of grant.

    The Centauri Plan Committee may not grant incentive stock options under the Centauri Plan to any employee which would permit the aggregate fair market value (determined on the date of grant) of the Centauri common stock with respect to which incentive stock options (under this and any other plan of Centauri and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option granted under the Centauri Plan which is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, then such stock option (or any such portion thereof) shall be deemed a nonqualified stock option. In such case, the Centauri Plan Committee shall designate which stock will be treated as incentive stock option stock by causing the issuance of a separate stock certificate and identifying such stock as incentive stock option stock on Centauri's stock transfer records.

    The Centauri Plan Committee may, in its sole discretion, determine that a stock option will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a future date or until the occurrence of one or more specified events. If a stock option is exercisable prior to the time it is vested, the common stock obtained on the exercise of the stock option shall be restricted stock, which is subject to the applicable provisions of the Centauri Plan relating to restricted stock and to the relevant award agreement. If the Centauri Plan Committee imposes conditions upon exercise, then subsequent to the date of grant, the Centauri Plan Committee may, in its sole discretion, accelerate the date on which all or any portion of the stock option may be exercised.

    Subject to the other provisions of the Centauri Plan, the Centauri Plan Committee shall specify in the award agreement the award period for a stock option. No stock option granted under the Centauri Plan may be exercised at any time after the end of its award period. The award period for any stock option shall be no more than ten (10) years from the date of grant of the stock option. However, if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of Centauri or any of the Centauri Related Entities and an incentive stock option is granted to such employee, the award period of such incentive stock option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant.

RESTRICTED STOCK

    Restricted Stock granted to or received by a participant under a Centauri Award (including a stock option Incentive), may be subject to restrictions imposed by the Centauri Plan Committee. Such grants may also be subject to forfeiture in certain events (including, but not limited to, termination of employment or directorship and/or performance-based events) specified to occur prior to the lapse of any restrictions. In an award agreement for restricted stock, the Centauri Plan Committee shall set forth (a) the number of shares of Centauri common stock awarded, (b) the price, if any, to be paid for such restricted stock, (c) the time or times within which such Centauri Award may be subject to forfeiture, (d) specified performance goals which the Centauri Plan Committee determines must be met in order to remove any restrictions (including vesting) on the Centauri Award, and (e) all other terms, limitations, restrictions, and conditions of the restricted stock. The provisions of restricted stock need not be the same with respect to each participant. If the Centauri Plan Committee establishes a purchase price for a Centauri Award of restricted stock, the participant must accept the Centauri Award within a period of thirty (30) days (or such shorter period as the Centauri Plan Committee may specify) after the date of grant by executing the applicable award agreement and paying the relevant purchase price.

    Each participant who is awarded or receives restricted stock shall be issued a stock certificate or certificates in respect of such shares of Centauri common stock. The certificate(s) shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the restricted stock.

    Shares of restricted stock shall be subject to the restrictions and conditions of the Centauri Plan and the terms of the particular award agreements, during such periods as may be determined by the Centauri Plan Committee commencing on the date of grant or the date of exercise of a Centauri Award (the "Centauri Restriction Period"). The participant shall not be permitted to sell, transfer, pledge or assign shares of restricted stock. Except for these limitations, the Centauri Plan Committee may in its sole discretion, remove any or all of the restrictions on such restricted stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Centauri Award, such action is appropriate. Except as provided in the Centauri Plan or in an applicable award agreement, a participant shall have, with respect to his restricted stock, all of the rights of a stockholder of Centauri, including the right to vote the shares, and the right to receive any dividends thereon.

    The restriction period of restricted stock shall commence on the date of grant (or the date of exercise in the case of stock options) of a Centauri Award, as specified in the award agreement. Subject to Centauri Article 12 Events (see "Additional Rights in Certain Events" below) of the Centauri Plan and unless otherwise established by the Centauri Plan Committee in the award agreement setting forth the terms of the restricted stock, the restriction period shall expire upon satisfaction of the conditions set forth in the award agreement. Such conditions may provide for vesting based on (i) length of continuous service,
(ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Centauri's performance, as may be determined by the Centauri Plan Committee in its sole discretion.

    Except as otherwise provided in the particular award agreement, upon termination of service for any reason during the restriction period, the nonvested shares of restricted stock shall be forfeited by the participant. In the event a participant has paid any consideration to Centauri for such forfeited restricted stock, the Centauri Plan shall specify in the award agreement that either (i) Centauri shall be obligated to, or (ii) Centauri may, in its sole discretion, elect to, pay to the participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the participant for such forfeited shares or the fair market value of such forfeited shares as of the date of termination of service, as the Centauri Plan Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a participant with respect to the forfeited shares of the restricted stock shall cease and terminate, without any further obligation on the part of Centauri.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

    If Centauri shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Centauri Incentive granted under the Centauri Plan shall pertain to and apply to the securities or rights to which a holder of the number of shares of common stock subject to the Centauri Incentive would have been entitled.

    In the event of any merger, consolidation or share exchange pursuant to which Centauri is not the surviving corporation (a "Centauri Article 12 Event"), there shall be substituted for each share of Centauri common stock subject to the unexercised portion of outstanding stock options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of Centauri in respect to each share of Centauri common stock held by them.

    Notwithstanding the foregoing, all stock options may be canceled by Centauri as of the effective date of any reorganization, merger, consolidation, or share exchange, or any dissolution or liquidation of Centauri, by giving notice to each holder thereof and by permitting the purchase during the thirty (30) day period next preceding such effective date of all shares of common stock (whether or not vested) subject to such outstanding stock options. Subject to this paragraph, in the event of a sale of all or substantially all of Centauri's property, its dissolution, liquidation, or winding up, then each participant shall be entitled to the same kind and amount of securities or assets that are distributable in accordance with such an event. In the event of a partial distribution of assets outside the normal course of business in the nature of a partial liquidation, then the exercise price in effect with respect to each stock option shall be reduced in proportion to the percentage reduction in the tangible value of Centauri's common stock.

AMENDMENT AND TERMINATION

    The Centauri Board may at any time alter, amend, revise, suspend, or discontinue the Centauri Plan in any respect, provided that no amendment which requires stockholder approval in order for the Centauri Plan and Centauri Incentives awarded thereunder to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Centauri Plan Committee, be applicable to any outstanding Incentives granted under the Centauri Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment, the holder of any Incentive outstanding under the Centauri Plan shall, upon request of the

Centauri Plan Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Centauri Plan Committee to any award agreement relating thereto.

    The Centauri Plan shall be effective from January 1, 2001. Unless sooner terminated by action of the Centauri Board, the Centauri Plan will terminate on August 22, 2010, but Centauri Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Centauri Plan and with respect to the sale of shares of Centauri common stock acquired under the Centauri Plan.

    INCENTIVE STOCK OPTIONS. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Centauri common stock acquired through the exercise of the option ("Centauri ISO Shares"). The exercise of an incentive stock option may, however, subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling Centauri ISO Shares will vary with the length of time that the participant has owned the Centauri ISO Shares at the time they are sold. If the participant sells Centauri ISO Shares after having owned them for at least two (2) years from the date the option was granted (the "Grant Date") and one (1) year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the Centauri ISO Shares over the exercise price.

    Neither Centauri nor the Company will be entitled to a tax deduction with respect to the grant or exercise of a Centauri incentive stock option or the disposition of such shares if the participant sells the Centauri ISO Shares after having owned it for at least two (2) years from the Grant Date and one (1) year from the Exercise Date.

    If the participant sells Centauri ISO Shares for more than the exercise price prior to having owned them for at least two (2) years from the Grant Date and one (1) year from the Exercise Date (a "Disqualifying Disposition"), the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value (or, if less, the sales price) of the stock on the date of exercise and the exercise price. Any subsequent increase in the price of the stock will be treated as capital gain to the participant. This capital gain will be a long-term capital gain if the participant has held the Centauri ISO Shares for more than one (1) year prior to the date of sale. Centauri will be entitled to a tax deduction in the amount of the ordinary compensation income realized by the participant.

    If a participant sells Centauri ISO Shares for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the Centauri ISO Shares. This capital loss will be a long-term capital loss if the participant has held the Centauri ISO Shares for more than one year prior to the date of sale.

    NON-QUALIFIED STOCK OPTIONS. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option. Neither Centauri nor the Company will be entitled to a tax deduction by reason of such grant. Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Centauri common stock acquired through the exercise of the option ("Centauri NSO Shares") on the exercise date over the exercise price. Upon such exercise of a non-qualified stock option, Centauri may claim a tax deduction in the amount of the ordinary compensation income recognized by the participant. Any deduction will be subject to the limitations of Section 162(m) of the Code, which provides for certain limitations on the deductibility of non-performance based compensation. Centauri will have a withholding obligation with respect to ordinary compensation income recognized by participants.

    With respect to any Centauri NSO Shares, a participant will have an equal to the exercise price plus any income recognized upon the exercise of the option (the "Tax Basis"). Upon selling Centauri NSO Shares, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the Centauri NSO Shares over the participant's Tax Basis in the Centauri NSO Shares. This capital gain or loss will be a long-term gain or loss if the participant has held the Centauri NSO Shares for more than one year prior to the date of the sale.

    RESTRICTED STOCK. A participant granted shares of restricted stock will not recognize any taxable income for federal income tax purposes until the first time such participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the Centauri stock. Centauri, the Company or one of their subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

    OTHER TAX MATTERS. The exercise of a stock option by a participant or the lapse of restrictions on restricted stock, in certain circumstances, may result in (i) a 20% federal excise tax (in addition to federal income tax) to the awardee on certain payments of Centauri common stock or cash resulting from such exercise or, in the case of shares of restricted stock, on all or a portion of the fair market value of the Centauri common stock on the date the restrictions lapse, and (ii) the loss of a compensation deduction which would otherwise be allowable to Centauri, the Company or one of their subsidiaries as explained above.

FEDERAL SECURITIES LAW CONSIDERATIONS

    With respect to participants subject to the reporting requirement of
Section 16 of the Securities Exchange Act of 1934, the Centauri Plan and all transactions under the Centauri Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provisions of the Centauri Plan or action by the Centauri Plan Committee fail to comply with Section 16, it shall be deemed null and void AB INITIO, to the extent permitted by law and deemed advisable by the Centauri Plan Committee. In no event may a Centauri Incentive be exercised or shares of Centauri common stock be issued pursuant to a Centauri Award if a necessary listing or quotation of the shares of common stock on a stock exchange or inter-dealer quotation systems or any registration under state or federal securities laws required under the circumstances have not been accomplished.

                        PROPOSAL 5: APPROVAL OF AUDITORS

    The Board of Directors, in accordance with the recommendation of its Audit Committee, which is composed of non-employees of the Company, has unanimously approved and requests you to vote FOR the ratification of the appointment by the Board of Grant Thornton LLP ("Grant Thornton") to act as independent certified public accountants of the Company until the next annual meeting of stockholders. Proxies will be so voted unless stockholders specify otherwise in their proxies.

    Representatives of Grant Thornton are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

    The Company's Board of Directors, in accordance with the recommendation of its Audit Committee, which is composed of non-employees of the Company, has requested Grant Thornton to act as independent certified public accountants of the Company for the 2001 fiscal year, subject to stockholder approval.

    A proposal to ratify this appointment is being presented to the stockholders at the Annual Meeting because the Board of Directors believes that it is a good corporate practice and seeks stockholder ratification of and the selection of the Company's independent auditors. If the appointment of Grant Thornton is not ratified, the Board of Directors will evaluate the basis for the stockholders' vote when evaluating whether to renew Grant Thornton's engagement.

    During fiscal year 2000, the Company paid Grant Thornton an aggregate of $117,500 for fees relating to the annual audit and quarterly reviews and $33,127 for other services.

                                 ANNUAL REPORT

    The 2000 Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2000, is being mailed to each stockholder receiving this Proxy Statement, but does not form any part of the proxy solicitation material.

                                 OTHER MATTERS

    The Board of Directors does not intend to bring any other matters before the Meeting nor does the Board of Directors know of any matters, which other persons intend to bring before the Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

         STOCKHOLDER PROPOSALS AND SUBMISSIONS FOR 2002 ANNUAL MEETING

    If any stockholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall have been presented to the Company's management by January 2, 2002, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. Such proposals should be directed to the Company, 1240 East Campbell Road, Richardson, Texas 75081, Attention: Secretary.

    With respect to stockholder proposals not included in the Company's proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the stockholder does not give timely notice of the matter to the Company by the date determined under the Company's By-Laws for the submission of business by stockholders. The Company's By-Laws state that to be timely, notice and certain related information must be received at the principal executive offices not less than 60 and no more than 90 days prior to the anniversary date of the previous year's annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs. It is currently expected that the 2002 Annual Meeting of Stockholders will be held on or about June 14, 2002.

    THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                               By Order of the Board of Directors

    Dated: April 30, 2001                      /s/ HERMAN M. FRIETSCH
                                               ---------------------------------
                                               HERMAN M. FRIETSCH
                                               CHAIRMAN AND CHIEF EXECUTIVE OFFICER

    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO ROBERT P. CAPPS, EXECUTIVE VICE PRESIDENT AND SECRETARY, TERAFORCE TECHNOLOGY CORPORATION, 1240 EAST CAMPBELL ROAD, RICHARDSON, TEXAS 75081.

                                  EXHIBIT "A"

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.  AUDIT COMMITTEE PURPOSE

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

    Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

    Monitor the independence and performance of the Company's independent auditors.

    Provide an avenue of communication among auditors, management, the Chief Financial Officer, legal counsel and the Board of Directors.

    Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices at all levels.

    Review areas of potential significant financial risk to the Company.

    Report to the Board of Directors concerning the foregoing matters.

    The Audit Committee has the authority, upon prior notification of, and consultation, as appropriate, with the Chairman of the Board, to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as employees. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend any meeting the of the Committee or to meet with any members of, or consultants to, the Committee.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

    The Audit Committee members shall meet the requirements of The Nasdaq Stock Market. The Audit Committee shall be comprised of two or more directors (which shall be increased to three or more directors on or before June 14, 2001) as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

    Audit Committee members shall be appointed by the Board. If the Board shall have established a Nominating Committee, Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. The members of the Committee shall designate a Chair by majority vote of the Committee membership, and the Chair shall preside at all meetings of the Committee.

    The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda and circulate it to the other members of the Committee in advance of each meeting. In developing the agenda, the Chair may consult with management, legal counsel, the Chief Financial Officer and other committee members. The agenda shall be consistent with this charter. The Committee shall meet privately in executive session at least annually with management, the Chief Financial Officer, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

    REVIEW PROCEDURES

    The Audit Committee shall:

    Review and reassess the adequacy of the Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published periodically in accordance with SEC regulations.

    Review the Company's annual audited financial statements prior to issuance by the auditors of their report thereon, filing with the SEC and distribution to third parties. Review shall include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

    In consultation with the management, the independent auditors, and the Chief Financial Officer, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review any significant findings prepared by the independent auditors and the Chief Financial Officer together with management's responses.

    Review with management responsible for the financial statements and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the committee may represent the entire Audit Committee for purposes of this review.

    INDEPENDENT AUDITORS

    The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    The Audit Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

    On an annual basis, the committee shall (i) obtain a written statement from the independent auditor delineating all relationships between the auditor and the Company, (ii) review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence, and (iii) recommend to the Board that it take appropriate action in response to the independent auditors' report to satisfy the Committee of the independence of the auditors.

    The Audit Committee shall review the independent auditors' audit plan--discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

    Prior to releasing the year-end earnings, the Audit Committee shall discuss the results of the audit with the independent auditors. The Audit Committee shall discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

    The Audit Committee shall consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    AUDIT AND LEGAL COMPLIANCE

    The Audit Committee shall:

    Review the Company's system of internal controls, as needed.

    Review the appointment, performance, and replacement of senior financial management of the Company.

    On at least an annual basis, review with the Company's legal counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

    OTHER AUDIT COMMITTEE RESPONSIBILITIES

    The Audit Committee shall:

    The Audit Committee shall prepare, or shall cause to be prepared and shall review, the Audit Committee Report to be included in the proxy statement for use in connection with the annual shareholders' meeting. The contents of the report will comply with the requirements of the SEC.

    Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

    Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws.

                                  EXHIBIT "B"

                           AMENDMENT TO THE COMPANY'S
                   AMENDED AND RESTATED STOCK INCENTIVE PLAN

    The Company's Amended and Restated Stock Incentive Plan, as amended (the "Plan"), shall be amended, as follows:

    1. The first sentence of the introductory paragraph shall be amended to read as follows:

       The purposes of the Stock Incentive Plan (the "Plan") are to enable TeraForce Technology Corporation (the "Company") and its Subsidiaries, if any, to attract and retain directors and key employees and to provide them with additional incentive to advance the interests of the Company.

    2. The first sentence of Section 4 of the Plan shall be amended to read as follows:

       The aggregate number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), which may be issued and as to which grants or awards of stock options, restricted stock, restricted stock units, performance units or bonus stock may be made under the Plan is 9,500,000 shares (of which no more than 1,000,000 shares shall be available for the grant of restricted stock or restricted stock units), subject to adjustment and substitution as set forth in Section 8.

    3.  As amended hereby, the Plan remains in full force and effect.

    IN WITNESS WHEREOF, this Amendment is executed this 30th day of April, 2001.

                                                       TERAFORCE TECHNOLOGY CORPORATION

                                                       By:  /s/ HERMAN M. FRIETSCH
                                                            --------------------------------
                                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                  EXHIBIT "C"

                         FORM OF SUBSIDIARY STOCK PLAN
                              [NAME OF SUBSIDIARY]
                             2001 STOCK OPTION PLAN

    The [NAME OF SUBSIDIARY] 2001 Stock Option Plan (the "Plan") was adopted by the Board of Directors of [NAME OF SUBSIDIARY], a Delaware corporation (the "Company"), effective as of January 1, 2001.

                                   ARTICLE 1
                                    PURPOSE

    The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase the value of the Company and its Subsidiaries by (a) encouraging the long-term commitment of the Employees, Consultants, and Outside Directors of the Company, the ultimate parent company of the Company and its Subsidiaries, (b) motivating performance of the Employees, Consultants, and Outside Directors of the Company, the ultimate parent company of the Company and its Subsidiaries by means of long-term performance related incentives, (c) encouraging and providing Employees, Consultants, and Outside Directors of the Company, the ultimate parent company of the Company and its Subsidiaries with an opportunity to obtain an ownership interest in the Company, (d) attracting and retaining outstanding Employees, Consultants, and Outside Directors by providing incentive compensation opportunities, and (e) enabling participation by Employees, Consultants, and Outside Directors in the long-term growth and financial success of the Company, the ultimate parent company of the Company and its Subsidiaries.

    With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void AB INITIO, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE 2
                                  DEFINITIONS

    For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

    2.1 "Award" means the grant of any Incentive Stock Option, Nonqualified Stock Option, or Restricted Stock whether granted singly or in combination (each individually referred to herein as an "Incentive").

    2.2 "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

    2.3 "Award Period" means the period set forth in the Award Agreement with respect to a Stock Option during which the Stock Option may be exercised, which shall commence on the Date of Grant and expire at the time set forth in the Award Agreement.

    2.4 "Board" means the board of directors of the Company.

    2.5 "Change of Control" means any of the following: (i) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (ii) the stockholders of the entity that is the ultimate parent of the Company approve any plan or proposal for the liquidation or dissolution of the entity that is the ultimate parent of the Company (iii) any consolidation, merger or share exchange of the Company or of the entity that is the ultimate parent of the Company in which the Company or the entity that is the ultimate parent of the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock or the shares of common stock of the entity that is the ultimate parent of the Company would be converted into cash, securities or other property; or (iv) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company or of the entity that is the ultimate parent of the Company; PROVIDED, HOWEVER, that a transaction described in clause (iii) or (iv) shall not constitute a Change in Control hereunder if after such transaction (I) Continuing Directors constitute at least fifty percent (50%) of the members of the Board of Directors of the continuing, surviving or acquiring entity, as the case may be or, if such entity has a parent entity directly or indirectly holding at least a majority of the voting power of the voting securities of the continuing, surviving or acquiring entity, Continuing Directors constitute at least fifty percent (50%) of the members of the Board of Directors of the entity that is the ultimate parent of the continuing, surviving or acquiring entity, and (II) the continuing, surviving or acquiring entity (or the ultimate parent of such continuing, surviving or acquiring entity) assumes all outstanding Stock Options under this Plan. "Continuing Directors" means Board members who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of a majority of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved.

    2.6 "Code" means the Internal Revenue Code of 1986, as amended.

    2.7 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

    2.8 "Common Stock" means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

    2.9 "Company" means [NAME OF SUBSIDIARY], a Delaware corporation, and any successor entity.

   2.10 "Consultant" means any person performing advisory or consulting services for the Company, the ultimate parent company of the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that BONA FIDE services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

   2.11 "Corporation" means any entity that (i) is defined as a limited liability company or corporation under Code Section 7701 and (ii) is the Company or is in an unbroken chain of limited liability company or corporations (other than the Company) beginning with the Company, if each of the limited liability company or corporations other than the last limited liability company or corporation in the unbroken chain owns membership interests or stock possessing a majority of the total combined voting power of all classes of membership interests or stock in one of the other limited liability company or corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under
Section 7701 of the Code.

   2.12 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

   2.13 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company, the ultimate parent company of the Company or any Subsidiary of the Company.

   2.14 "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on any securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee in good faith, to be the fair market value per share of Common Stock.

    "Independent Third Party" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

   2.15 "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

   2.16 "Nonpublicly Traded" means not listed on a national securities exchange registered with the Securities and Exchange Commission or designated for trading on the Nasdaq National Market.

   2.17 "Nonqualified Stock Option" means a nonqualified stock option, granted pursuant to this Plan, to which Section 421 of the Code does not apply.

   2.18 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

   2.19 "Outside Director" means a director of the Company or its ultimate parent who is not an Employee

   2.20 "Participant" shall mean an Employee, Consultant, or Outside Director of the Company, its ultimate parent or a Subsidiary to whom an Award is granted under this Plan.

   2.21 "Plan" means this [NAME OF SUBSIDIARY] 2001 Stock Option Plan, as amended from time to time.

   2.22 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

   2.23 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.5 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

   2.24 "Retirement" means any Termination of Service solely due to retirement upon or after attainment of age fifty-five (55), or permitted early retirement as determined by the Committee.

   2.25 "Stock Option" means a Nonqualified Stock Option or an Incentive Stock Option.

   2.26 "Subsidiary" means (i) any Corporation (as defined herein), (ii) any limited partnership, if the Company or any Corporation owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any Corporation or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such Corporations, limited partnerships, partnerships or limited liability companies.

   2.27 "Termination of Service" occurs when a Participant who is an Employee or a Consultant of the Company or any Subsidiary shall cease to serve as an Employee or Consultant of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason.

   2.28 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; PROVIDED THAT, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

                                   ARTICLE 3
                                 ADMINISTRATION

    Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan including but not limited to the independent outside directors of the ultimate parent company of the Company (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Chairman of the Board or the Board who is administering the Plan.

    If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, membership on the Committee shall be limited to those members of the Board who are "outside directors" under
Section 162(m) of the Code and "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

    The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination. All decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

    The Committee, in its discretion, shall (i) interpret the Plan,
(ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

    The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, any function relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) shall be performed solely by the Committee.

    With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code,
Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

                                   ARTICLE 4
                                  ELIGIBILITY

    Any Employee (including an Employee who is also a director or an officer), Outside Director, or Consultant of the Company, the ultimate parent company of the Company or any Subsidiary of the Company or its ultimate parent company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Outside Director, or Consultant of the Company, the parent company of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees, Outside Directors, or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5
                             SHARES SUBJECT TO PLAN

    5.1 NUMBER AVAILABLE FOR AWARDS. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 20,000,000 shares. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

    5.2  REUSE OF SHARES.  Subject to Section 5.2(c), if, and to the extent:

        (a) A Stock Option shall expire or terminate for any reason without having been exercised in full, or in the event that a Stock Option is exercised or settled in a manner such that some or all of the shares of Common Stock relating to the Stock Option are not issued to the Participant (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Common Stock subject thereto which have not become outstanding shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; in addition, with respect to any share-for-share exercise or cash-less exercise pursuant to Section 8.3 or otherwise, only the "net" shares issued shall be deemed to have become outstanding for purposes of the Plan as a result thereof.

        (b) Shares of Restricted Stock under the Plan are forfeited for any reason, such shares of Restricted Stock shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; provided, however, that if any dividends paid with respect to shares of Restricted Stock were paid to the Participant prior to the forfeiture thereof, such shares shall not be reused for grants or awards.

        (c) In no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 2,000,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised.

                                   ARTICLE 6
                                GRANT OF AWARDS

    6.1 IN GENERAL. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years after the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

    6.2 STOCK OPTIONS. The grant of an Award of Stock Options shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth: (i) the Incentive or Incentives being granted, (ii) the total number of shares of Common Stock subject to the Incentive(s), (iii) the Option Price,
(iv) the Award Period, (v) the Date of Grant, and (vi) such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.

    6.3 OPTION PRICE. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

    6.4 MAXIMUM ISO GRANTS. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company's stock transfer records.

    6.5 RESTRICTED STOCK. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified performance goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant. If the Committee establishes a purchase price for an Award of Restricted Stock, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

        (a) LEGEND ON SHARES. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.11 of the Plan.

        The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver to the Committee a stock power or stock powers, endorsed in blank, relating to the shares of Restricted Stock.

        (b) RESTRICTIONS AND CONDITIONS. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

           (i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

           (ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

          (iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices,
       (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

           (iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

    6.6 MAXIMUM INDIVIDUAL GRANTS. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than 2,500,000 shares of Common Stock.

                                   ARTICLE 7
                             AWARD PERIOD; VESTING

    7.1  AWARD PERIOD.

        (a) Subject to the other provisions of this Plan, the Committee shall specify in the Award Agreement the Award Period for a Stock Option. No Stock Option granted under the Plan may be exercised at any time after the end of its Award Period. The Award Period for any Stock Option shall be no more than ten (10) years from the Date of Grant of the Stock Option. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the Award Period of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

        (b) In the event of Termination of Service of a Participant, the Award Period for a Stock Option shall be reduced or terminated in accordance with the Award Agreement.

    7.2 VESTING. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

                                   ARTICLE 8
                             EXERCISE OF INCENTIVE

    8.1 IN GENERAL. The Committee, in its sole discretion, may determine that a Stock Option will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

    8.2 SECURITIES LAW AND EXCHANGE RESTRICTIONS. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

    8.3  EXERCISE OF STOCK OPTION.

        (a) NOTICE AND PAYMENT. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable in any one of the following methods: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) if the Common Stock is no longer Nonpublicly Traded, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

        (b)  ISSUANCE OF CERTIFICATE.  Except as otherwise provided in
    Section 6.5 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the

    Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

        (c) FAILURE TO PAY. If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's Stock Option and right to purchase such Common Stock may be forfeited by the Company.

    8.4 DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

                                   ARTICLE 9
                          AMENDMENT OR DISCONTINUANCE

    Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this ARTICLE 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE 10
                                      TERM

    The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on August 22, 2010, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE 11
                              CAPITAL ADJUSTMENTS

    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards,(ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards,(iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 6.6 of the Plan, (iv) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 6.6 of the Plan, (v) the Option Price of each outstanding Award, and (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.5; PROVIDED HOWEVER, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

    Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 12
                   RECAPITALIZATION, MERGER AND CONSOLIDATION

    12.1 NO EFFECT ON COMPANY'S AUTHORITY. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    12.2 CONVERSION OF INCENTIVES WHERE COMPANY SURVIVES. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

    12.3  EXCHANGE OR CANCELLATION OF INCENTIVES WHERE COMPANY DOES NOT
SURVIVE. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Stock Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

    Notwithstanding the foregoing, however, all Stock Options may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange, or any dissolution or liquidation of the Company, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty
(30) day period next preceding such effective date of all of the shares of Common Stock (whether or not vested) subject to such outstanding Stock Options.

                                   ARTICLE 13
                           LIQUIDATION OR DISSOLUTION

    Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets other than in the normal course of its business, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                   ARTICLE 14
                         INCENTIVES IN SUBSTITUTION FOR
                      INCENTIVES GRANTED BY OTHER ENTITIES

    Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

    15.1 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

    15.2 NONPUBLICLY TRADED COMMON STOCK. In the event a Participant receives, as Restricted Stock or pursuant to the exercise of a Stock Option, shares of Common Stock that are Nonpublicly Traded (as defined herein), the Committee may impose restrictions and conditions on the transfer or other disposition of those shares. The restrictions and conditions may be reflected in the Award Agreement or in a separate stockholders' agreement.

    15.3 NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

    15.4 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

    15.5 EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

    15.6 COMPLIANCE WITH OTHER LAWS AND REGULATIONS. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

    15.7 LOCK-UP AGREEMENT. The Company may require that an Award Agreement include a provision requiring a Participant to agree that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, no shares of Common Stock received by the Participant under such Award Agreement may be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine, if all of the Company's directors and officers agree to be similarly bound. The obligations under this Section 15.7 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company's initial public offering, provided, however, that this Section 15.7 shall cease to apply to any such shares of Common Stock sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of the applicable Award Agreement.

    15.8 TAX REQUIREMENTS. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Notwithstanding the foregoing, in the event of an assignment of a Nonqualified Stock Option pursuant to Section 15.9, the Participant who assigns the Nonqualified Stock Option shall remain subject to withholding taxes upon exercise of the Nonqualified Stock Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).

    15.9 STOCK OPTION ASSIGNABILITY. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.9 that is not required for compliance with
Section 422 of the Code.

    Except as otherwise provided herein, Nonqualified Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, PROVIDED THAT (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except those by will or the laws of descent and distribution.

    Following any transfer, any such Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option of any expiration, termination, lapse or acceleration of such Stock Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option that has been transferred by a Participant under this Section 15.9.

    15.10 USE OF PROCEEDS. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

    15.11 LEGEND. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

       On the face of the certificate:

           "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

       On the reverse:

           "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain [NAME OF SUBSIDIARY] 2001 Stock Option Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

    The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

           "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

    A copy of this Plan shall be kept on file in the principal office of the Company.

    IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of ____________, 2001 by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

                                                            [NAME OF SUBSIDIARY]

                                                            By:
                                                                 ---------------------------------------
                                                            Name:  Herman M. Frietsch
                                                            Title: PRESIDENT

Attest:

-------------------------------------------

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                        TERAFORCE TECHNOLOGY CORPORATION

                                 June 15, 2001




                  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------
[X] Please mark your votes as in this example.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

1. FOR THE ELECTION OF         WITHHOLD
   ROBERT E. GARRISON II       AUTHORITY
   AS DIRECTOR TO TERM
   EXPIRING 2004
   (except as marked to the
   contrary below)

                                                                                    FOR  AGAINST  ABSTAIN
                                         2. Amend the Company's Amended             [_]    [_]      [_]
                                            and Restated Stock Incentive
        [__]             [__]               Plan to increase the number
                                            of shares reserved for issuance

                                                                                    FOR  AGAINST  ABSTAIN
                                         3. Approval and Ratification of the        [_]    [_]      [_]
                                            Aegean Networks, Incorporated
                                            2001 Stock Option Plan.
                                                                                    FOR  AGAINST  ABSTAIN
                                         4. Approval and Ratification of the        [_]    [_]      [_]
                                            Centauri NetSystems Corporation
                                            2001 Stock Option Plan.
                                                                                    FOR  AGAINST  ABSTAIN
                                         5. Approval of appointment of              [_]    [_]      [_]
                                            Grant Thornton LLP as inde-
                                            pendent certified public
                                            accountants for the
                                            year ending December 31, 2001.


                                                     In their discretion, the proxies
                                         are authorized to vote upon matters not known to
                                         the Board of Directors as of the date of the
                                         accompanying Proxy Statement, matters incident to
                                         the conduct of the Meeting and to vote for any
                                         nominee of the Board whose nomination results from
                                         the inability of any of the above named nominees
                                         to serve.
                                                     UNLESS OTHERWISE SPECIFIED IN THE
                                         SQUARES PROVIDED, THE PROXIES SHALL VOTE FOR
                                         PROPOSALS 1 THROUGH 5.

Signature__________________________ Signature if held jointly__________________
Dated:____________________, 2001

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person.
--------------------------------------------------------------------------------

                        TERAFORCE TECHNOLOGY CORPORATION
                PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                                 June 15, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the notice of Meeting, Proxy Statement, and Annual Report for the year ended December 31, 2000, hereby appoints Herman M. Frietsch and Robert P. Capps, and each of them, with full power of substitution, are hereby authorized as attorneys and proxies of the undersigned to represent and to vote all shares of the undersigned in TeraForce Technology Corporation at the annual meeting of stockholders of TeraForce Technology Corporation to be held on June 15, 2001, and at any adjournments thereof.